                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-2

                           SMITH INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing party:

          ----------------------------------------------------------------------

     (4)  Date filed:

          ----------------------------------------------------------------------
SEC 1913 (04-04)

(SMITH INTERNATIONAL, INC. LOGO)

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 26, 2005

                             ---------------------

To Our Stockholders:

     The Annual Meeting of Stockholders (the "Annual Meeting") of Smith International, Inc. (the "Company") will be held on TUESDAY, APRIL 26, 2005, at 9:00 a.m., at 700 King Street, Wilmington, Delaware, to consider and take action on the following:

          1. Election of three directors: G. Clyde Buck, Loren K. Carroll and Dod A. Fraser, each for a term of three years;

          2. Approval of an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000.

          3. Approval of the Smith International, Inc. 1989 Long-Term Incentive Compensation Plan as amended and restated effective January 1, 2005;

          4. Ratification of Deloitte & Touche LLP as auditors for 2005.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "IN FAVOR OF" PROPOSALS 1, 2, 3 AND 4.

     The Board of Directors has fixed the close of business on March 1, 2005 as the record date for determining stockholders who are entitled to notice of and to vote at the meeting.

     This Proxy Statement, voting instruction card and Smith International, Inc.
2004 Annual Report are being distributed on or about March   , 2005.

     Your vote is important. Please vote your proxy promptly so your shares can be represented, even if you plan to attend the Annual Meeting. You can vote by Internet, by telephone, or by using the proxy card that is enclosed. Please see your proxy card for specific instructions on how to vote.

                                            By Order of the Board of Directors

                                            -s- Neal S. Sutton
                                            Neal S. Sutton
                                            Secretary

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL INFORMATION ABOUT VOTING............................    1
PROPOSAL 1: ELECTION OF DIRECTORS...........................    2
  Nominees..................................................    3
  Directors Continuing in Office............................    4
  Stock Ownership of Directors and Executive Officers.......    6
  Information about the Board of Directors and its
     Committees.............................................    6
  Corporate Governance......................................    9
  Audit Committee Report....................................    9
  Executive Compensation....................................   12
     Compensation and Benefits Committee Report on Executive
      Compensation..........................................   12
     Comparison of Five-Year Cumulative Total Return........   16
     Executive Compensation Tables..........................   17
     I.   Summary Compensation Table........................   17
     II.  Option/SAR Grants in 2004.........................   18
     III. Aggregated Option Exercises in 2004 and December
      31, 2004 Option Values................................   18
     Retirement Benefits and Employment Contracts...........   19
  Additional Information about Our Directors and Executive
     Officers...............................................   22
  Stock Ownership of Certain Beneficial Owners..............   23
PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE RESTATED
  CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
  AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO
  250,000,000...............................................   24
PROPOSAL 3: APPROVAL OF SMITH INTERNATIONAL, INC. 1989
  LONG-TERM INCENTIVE COMPENSATION PLAN AS AMENDED AND
  RESTATED EFFECTIVE JANUARY 1, 2005........................   25
PROPOSAL 4: APPROVAL OF DELOITTE & TOUCHE LLP AS AUDITORS...   28
OTHER BUSINESS..............................................   29
STOCKHOLDERS' PROPOSALS.....................................   29
ANNUAL REPORT AND FINANCIAL INFORMATION.....................   29
Appendix A -- Smith International, Inc Long-Term Incentive
  Plan as amended and restated effective January 1, 2005....  A-1

                           (SMITH INTERNATIONAL LOGO)
                                P. O. Box 60068
                             Houston TX 77205-0068

                                PROXY STATEMENT

     The Board of Directors of Smith International, Inc. is soliciting your proxy to vote your shares at the 2005 Annual Meeting. This Proxy Statement and
the accompanying proxy card are being mailed to you on or about March   , 2005.
"We," "our," "Smith" and the "Company" each refers to Smith International, Inc. We solicit proxies to give all stockholders of record an opportunity to vote on matters that will be presented at the Annual Meeting. In this Proxy Statement, you will find information to assist you in voting your shares. YOUR VOTE IS VERY IMPORTANT.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE.

     You are entitled to vote your shares of our common stock ("Common Stock") if our records show that you held your shares as of March 1, 2005. At the close of business on March 1, 2005, a total of 106,037,836 shares of Common Stock were outstanding and entitled to vote. Each share of Common Stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote.

HOW YOU CAN VOTE.

     You may vote your shares as follows:

          (1) in person at the Annual Meeting;

          (2) by telephone (see the enclosed proxy card for instructions);

          (3) by Internet (see the enclosed proxy card for instructions); or

          (4) by mail by signing, dating and mailing the enclosed proxy card.

     If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You can specify on your proxy card whether your shares should be voted for all of the nominees for director or your vote may be withheld with respect to one or more of the nominees. You can also specify whether you approve, disapprove or abstain from the other proposals. If your Common Stock is held by a broker, bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted. If the meeting is adjourned, your Common Stock will be voted as specified on your proxy card on the new meeting date, unless you have revoked your proxy instructions.

     IF YOU SIGN AND RETURN YOUR PROXY CARD WITHOUT INDICATING YOUR VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR AS SET FORTH UNDER "ELECTION OF DIRECTORS" BELOW AND "FOR" PROPOSALS 2, 3 AND 4.

HOW TO REVOKE OR CHANGE YOUR VOTE:

     You can revoke or change your proxy at any time before it is exercised by:

          (1) delivering written notice of revocation to Smith's Corporate Secretary in time for him to receive it before the Annual Meeting;

          (2) voting again by telephone, Internet or mail; or

          (3) voting in person at the Annual Meeting.

NUMBER OF VOTES REQUIRED.

     Directors must be elected by a plurality of the votes cast at the meeting. This means that the three nominees receiving the greatest number of votes will be elected. A majority of the shares represented at the meeting is required to approve Proposals 2, 3 and 4. The Annual Meeting will be held if the holders of a majority of the outstanding shares of Common Stock entitled to vote (a "quorum") are present at the meeting in person or by proxy. If you have returned valid proxy instructions or attend the meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the meeting. "Broker non-votes" also count for quorum purposes. If you hold your Common Stock through a broker, bank or other nominee, generally the nominee may only vote the Common Stock that it holds for you according to your instructions. However, if the broker, bank or nominee has not received your instructions within ten days of the meeting, it may vote on matters that the New York Stock Exchange determines to be routine. If the broker, bank or nominee cannot vote on a particular matter because it is not routine, there is a "broker non-vote" on that matter. Broker non-votes do not count as votes for or against any proposal; however, an abstention counts as a vote against a proposal. Abstentions and broker non-votes have no effect on the outcome of the election of directors.

OTHER MATTERS TO BE ACTED UPON AT THE MEETING.

     We do not know of any other matters that will be presented at the Annual Meeting, other than those mentioned in this Proxy Statement.

COST OF THIS PROXY SOLICITATION.

     We will pay the cost of solicitation of proxies including preparing, printing and mailing this Proxy Statement. We have retained Morrow & Co. to help us in soliciting proxies for a fee of $7,000, plus reasonable out-of-pocket costs and expenses. We will also reimburse brokers, banks and other nominees for their costs in sending proxy materials to beneficial owners of Smith's Common Stock. Other proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the 2005 Annual Meeting, stockholders will elect three persons as Class I directors to hold office until the 2008 Annual Meeting, or until they are succeeded by other qualified directors who have been elected. The nominees are
G. Clyde Buck, Loren K. Carroll and Dod A. Fraser.

     Directors must be elected by a plurality of the votes cast at the meeting. This means that the three nominees receiving the greatest number of votes will be elected. Votes withheld for any director will not be counted. We will vote your shares as you specify on your proxy card. If you properly execute and return your proxy card (in paper form, electronically via the Internet or by telephone), but don't specify how you want your shares voted, we will vote them for the election of all of the nominees listed below.

     Each of the nominees are current members of the Board of Directors and have consented to serve if elected. Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, the proxies will vote for any nominee who is designated by the present Board of Directors to fill the vacancy.

     A brief biography of all directors is presented below:

                                    NOMINEES

     Directors to be elected to Class I for a term expiring in 2008:

G. CLYDE BUCK                                                                                      (Photo)
Age:                                  67
Director Since:                       1992
Recent Business Experience:           Mr. Buck has extensive experience in
                                      energy-related matters. He received a B.A.
                                      in economics from Williams College and a
                                      M.B.A. from Harvard. He is currently Senior
                                      Vice President and Managing Director
                                      Corporate Finance of the investment banking
                                      firm of Sanders Morris Harris Inc., a
                                      position he has held since April 1998. From
                                      1983 to 1998, Mr. Buck was a Managing
                                      Director in the Houston corporate finance
                                      office of Dain Rauscher Incorporated.
Committee Membership:                 Compensation and Benefits Committee;
                                      Nominating and Corporate Governance
                                      Committee.
Other Directorships:                  Frontier Oil Corporation

LOREN K. CARROLL                                                                                   (Photo)
Age:                                  61
Director Since:                       1987
Recent Business Experience:           Mr. Carroll joined the Company in December
                                      1984 as Vice President and Chief Financial
                                      Officer. In January 1988 he was appointed
                                      Executive Vice President and Chief
                                      Financial Officer and served in that
                                      capacity until March 1989. Mr. Carroll
                                      rejoined the Company in 1992 as Executive
                                      Vice President and Chief Financial Officer
                                      and continues to hold the office of
                                      Executive Vice President of the Company. On
                                      March 16, 1994, Mr. Carroll was named the
                                      President and Chief Executive Officer of
                                      M-I SWACO, a company in which the Company
                                      holds a 60% interest.
Other Directorships:                  Fleetwood Enterprises, Inc.; Veritas DGC
                                      Inc.

DOD A. FRASER                                                                                      (Photo)
Age:                                  54
Director Since:                       2004
Recent Business Experience:           Mr. Fraser is the President of Sackett
                                      Partners Incorporated, a consulting company
                                      for not-for-profit entities. Mr. Fraser
                                      established Sackett Partners in 2000 upon
                                      retiring from a 27-year career in
                                      investment banking. From 1995 to 2000, Mr.
                                      Fraser was with The Chase Manhattan Bank,
                                      now JP Morgan Chase, where he was Managing
                                      Director, Group Executive of the global oil
                                      and gas group. Prior to that, Mr. Fraser
                                      was a General Partner of Lazard Freres &
                                      Co., which he joined in 1978.
Committee Membership:                 Audit Committee; Compensation and Benefits
                                      Committee.
Other Directorships:                  Forest Oil Corporation; Terra Industries,
                                      Inc.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

                         DIRECTORS CONTINUING IN OFFICE

     Class II directors to continue in office until 2006:

BENJAMIN F. BAILAR                                                                                 (Photo)
Age:                                  70
Director Since:                       1993
Recent Business Experience:           Mr. Bailar is the Dean and H. Joe Nelson,
                                      III Professor of Administration Emeritus of
                                      Jesse H. Jones Graduate School of
                                      Administration of Rice University, where he
                                      held that position from September 1987
                                      through June 1997.
Committee Membership:                 Chairman, Audit Committee; Compensation and
                                      Benefits Committee.
Other Directorships:                  Dana Corporation; Trustee of the Philatelic
                                      Foundation

DOUG ROCK                                                                                          (Photo)
Age:                                  58
Director Since:                       1987
Recent Business Experience:           Mr. Rock was elected Chairman of the Board
                                      of Directors on February 26, 1991. Mr. Rock
                                      has been with the Company since 1974 and
                                      has been Chief Executive Officer, President
                                      and Chief Operating Officer since March 31,
                                      1989.
Other Directorships:                  Moneygram International, Inc.; CE Franklin
                                      Ltd.

     Class III directors to continue in office until 2007:

JAMES R. GIBBS                                                                                     (Photo)
Age:                                  60
Director Since:
                                      1990
Recent Business Experience:
                                      Mr. Gibbs is the Chairman of the Board,
                                      President & Chief Executive Officer of
                                      Frontier Oil Corporation (formerly Wainoco
                                      Oil Corporation). He was President and
                                      Chief Operating Officer of Frontier from
                                      January 1, 1987 to April 1, 1992, at which
                                      time he assumed the additional position of
                                      Chief Executive Officer. He was elected
                                      Chairman of the Board of Frontier in April
                                      1999. He joined Frontier Oil Corporation in
                                      February 1982 as Vice President of Finance
                                      and Administration, and was appointed
                                      Executive Vice President in September 1985.
Committee Membership:                 Audit Committee; Chairman, Compensation and
                                      Benefits Committee; Chairman, Nominating
                                      and Corporate Governance Committee.

Other Directorships:                  Frontier Oil Corporation; Veritas DGC Inc.;
                                      advisory director of Frost Bank-Houston
JERRY W. NEELY                                                                                     (Photo)
Age:                                  68
Director Since:                       1977
Recent Business Experience:           Mr. Neely held a number of positions with
                                      the Company from 1965 to 1987. He was
                                      President from February 1976 to December
                                      1977, at which time he assumed the
                                      additional positions of Chairman of the
                                      Board and Chief Executive Officer and
                                      served in those capacities until December
                                      1987. Since that time, Mr. Neely has been a
                                      private investor.
Committee Membership:                 Audit Committee; Nominating and Corporate
                                      Governance Committee.
Other Directorships:                  Member of the Board of Trustees of the
                                      University of Southern California

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows the number of shares of Common Stock beneficially owned as of March 1, 2005 by each director or nominee for director, the executive officers named in the Summary Compensation Table included later in this Proxy Statement and all directors and executive officers as a group. Except as otherwise indicated, the persons listed below have sole voting power and investment power relating to the shares shown.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

                                                       COMMON STOCK
                                                    BENEFICIALLY OWNED
                                                  -----------------------
                                                     NO. OF      PERCENT
NAME OF INDIVIDUAL                                SHARES(1)(2)   OF CLASS
------------------                                ------------   --------
Benjamin F. Bailar..............................      11,592         *
G. Clyde Buck...................................      30,392         *
Loren K. Carroll................................     138,500         *
Dod A. Fraser...................................       1,000
Margaret K. Dorman(3)...........................      54,920         *
James R. Gibbs(4)...............................      12,392         *
Jerry W. Neely(5)...............................     550,209         *
Doug Rock.......................................     426,000         *
Neal S. Sutton..................................           0         *
Richard A. Werner...............................           0
All directors and executive officers as a group
(16 persons)(3).................................   1,299,432       1.2

---------------

 *  Less than 1%

(1) The amounts reported do not include the shares of Common Stock to be issued to each outside director on or about April 26, 2005 under the Smith International, Inc. Stock Plan for Outside Directors (the "Stock Plan"). The shares to be issued will be based on the closing price of the Company's Common Stock on April 26, 2005 and will be a number of shares to give each outside director equity compensation of approximately $65,000.

(2) The amounts reported include shares of Common Stock that could be acquired on or before April 30, 2005 through the exercise of stock options as follows: Mr. Rock: 176,000 shares; Mr. Carroll: 97,000 shares; Mr. Sutton:
    -0- shares; Ms. Dorman: 52,750 shares; Mr. Werner: -0- shares; and all directors and executive officers as a group: 399,425 shares.

(3) The amounts reported include shares of Common Stock allocated to accounts under a 401(k) plan as follows: Ms. Dorman: 2,170 shares; Mr. Werner: 488 shares; and all directors and executive officers as a group: 2,822 shares.

(4) The amounts reported include 1,000 shares held by Mrs. Gibbs and 800 shares held in a trust for the benefit of their child where Mrs. Gibbs is a co-trustee.

(5) The amounts reported include 345,383 shares held by Mrs. Neely.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

     THE BOARD. Our Board of Directors currently consists of seven directors as described in "Proposal 1: Election of Directors." The current Board members and nominees for election include five independent directors and two members of Smith's senior management. The primary responsibilities of the Board of Directors are oversight, counseling and direction to Smith's management in the long-term interests of Smith and its stockholders. The Board's detailed responsibilities include: (a) regularly evaluating the performance of the Chief Executive Officer and other senior executives; (b) planning for succession with respect to the position of Chief Executive Officer and monitoring management's succession planning for other senior executives; (c) reviewing and, where appropriate, approving Smith's major financial objectives, strategic and operating plans and actions; (d) overseeing the conduct of Smith's business to evaluate whether the business is being properly managed; and (e) overseeing the processes for maintaining Smith's integrity with regard to its financial statements and other public disclosures and compliance with law and ethics. The Board of Directors has delegated to the Chief Executive Officer, working with Smith's other executive officers, the authority and responsibility for managing Smith's business in a manner consistent with Smith's standards and practices, and in accordance with any specific plans, instructions or directions of the Board. The Chief Executive Officer and management are responsible for seeking the advice and, in appropriate situations, the approval of the Board with respect to extraordinary actions to be undertaken by Smith.

     The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. Board agendas include regularly scheduled sessions for the independent directors to meet without management present. The Board has not designated a Lead Director to chair executive sessions of the non-management directors. The non-management directors designate a chair at the beginning of any such executive session. Stockholders and employees who wish to communicate with the non-management directors may do so by contacting Smith's Corporate Secretary at 411 North Sam Houston Parkway, Suite 600, Houston, Texas 77060. Smith's Corporate Secretary will then relay all communications to the appropriate non-management director.

     The Board of Directors held six meetings during 2004. All directors attended at least 75% of the meetings of the Board of Directors and of all committees on which they served. The Company does not have a policy regarding directors' attendance at annual meetings. No directors attended the prior year's annual meeting.

     COMMITTEES OF THE BOARD. The Board has delegated various responsibilities and authority to different Board Committees as described in this section of the Proxy Statement.

     Audit Committee. The Company has an Audit Committee and its members are Messrs. Bailar, Fraser, Gibbs and Neely. The Audit Committee assists the Board in its general oversight of Smith's auditing, accounting, financial reporting and internal control functions and is directly responsible for the appointment, compensation and oversight of the work of Smith's independent auditor. This committee also recommends the firm that the Company should retain as its independent auditor. All members of the Audit Committee are non-employee directors and the Board of Directors has made the determination that all members qualify as audit committee financial experts. During 2004, the Audit Committee held nine meetings, including telephone meetings to discuss quarterly results. The responsibilities and activities of the Audit Committee are described in greater detail in the "Audit Committee Report" below.

     Compensation and Benefits Committee. The Company has a Compensation and Benefits Committee, and its members are Messrs. Gibbs, Bailar, Buck, and Fraser. The Compensation and Benefits Committee reviews the Company's executive compensation and employee benefit plans and programs, including their establishment, modification and administration. It also administers the Company's stock option plan. This committee held three meetings during 2004. The Committee adopted a written charter on December 3, 2003 which was amended on February 4, 2004. The full text of the charter is published on our website at www.smith.com under the "Investor Relations" caption and link to "Governance".

     Executive Committee. The Company does not have an Executive Committee because the size of the Company's Board of Directors is small and all directors are generally available for full Board meetings.

     Nominating and Corporate Governance Committee. The Company has a Nominating and Corporate Governance Committee and its members are Messrs. Gibbs, Buck and Neely. Smith's Nominating and Corporate Governance Committee is composed solely of independent directors, as defined in the New York Stock Exchange current listing standards. The Committee met on February 4, 2005 to consider certain corporate governance matters and to recommend nominees for directors at the 2005 Annual Meeting of Stockholders. During 2004, the Committee held five meetings. The Nominating and Corporate Governance Committee is responsible for assisting the Board of Directors and management in developing and maintaining best practices in corporate governance. In this role, the Nominating and Corporate Governance Committee serves as the nominating committee, administers a process to measure the effectiveness of the Board, and recommends to the Board the criteria by which directors will be held accountable.

     The Nominating and Corporate Governance Committee will consider nominees proposed by stockholders. To recommend a prospective nominee for the Nominating and Corporate Governance Committee's consideration, you may submit the candidate's name and qualifications to Smith's Corporate Secretary at 411 North Sam Houston Parkway, Suite 600, Houston, Texas 77060. Recommendations from stockholders for nominees must be received by Smith's Corporate Secretary not later than the date set forth under "Stockholders' Proposals" below.

     The process for identifying and evaluating nominees includes the following steps: (1) the Nominating and Corporate Governance Committee, Chairman of the Board or other Board members identify a need to fill vacancies or add newly created directorships; (2) the Chairman of the Nominating and Corporate Governance Committee initiates a search and seeks input from Board members and senior management and, if necessary, hires a search firm or obtains advice from legal or other advisors; (3) director candidates, including any candidates properly proposed by stockholders in accordance with the Company's Bylaws, are identified and presented to the Nominating and Corporate Governance Committee;
(4) initial interviews of candidates are conducted by the Chairman of the Nominating and Corporate Governance Committee; (5) the Nominating and Corporate Governance Committee meets to consider and approve final candidate(s) and conduct further interviews as necessary; and (6) the Nominating and Corporate Governance Committee makes recommendations to the full Board for inclusion in the slate of directors at the annual meeting. The evaluation process will be the same whether the nominee is recommended by a stockholder or by a member of the Board of Directors. The Nominating and Corporate Governance Committee is responsible for establishing the selection criteria for candidates from time to time and reviewing with the Board such criteria and the appropriate skills and characteristics required of Board members in the context of the then current make-up of the Board. At a minimum, the Nominating and Corporate Governance Committee must be satisfied that each nominee for director has the business and/or professional knowledge and experience applicable to the Company, its business and the goals and perspectives of its stockholders; is well regarded in the community, with a long term, good reputation for high ethical standards; has good common sense and judgment; has a positive record of accomplishment in present and prior positions; has an excellent reputation for preparation, attendance, participation, interest and initiative on other boards on which he or she may serve; and has the time, energy, interest and willingness to become involved in the Company and its future.

     The Nominating and Corporate Governance Committee also makes recommendations to the Board regarding the agenda for the Company's annual meetings of stockholders and reviews stockholder proposals and makes recommendations to the Board regarding action on such proposals. The Nominating and Corporate Governance Committee adopted a written charter on April 23, 2003 which was amended on February 4, 2004 and on October 20, 2004. The full text of the charter is published on our website at www.smith.com under the "Investor Relations" caption and link to "Governance".

     DIRECTORS' COMPENSATION. Employee directors receive no additional compensation other than their normal salary for serving on the Board or its committees. Non-employee directors receive $30,000 annually and $2,000 for each Board meeting attended. In addition, they are paid $8,000 per year for chairing a committee (other than the chairman of the Audit Committee who is paid $12,000 per year) and $2,000 for each committee meeting attended. Expenses for Company-related business travel are either paid or reimbursed by the Company. Outside directors also receive an annual grant of shares of Common Stock with a value of approximately $65,000.

     NON-EMPLOYEE DIRECTOR PROGRAMS. The Company terminated its Directors' Retirement Plan in 1998. The Company issued restricted stock grants to each of the non-employee directors to fund the actuarial value of their accrued benefits under the retirement plan. These grants of 12,000 shares (adjusted for the 2-1 stock split on June 20, 2002) will all vest at once upon retirement after ten years of service as a director.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. During 2004, Messrs. Buck, Gibbs and Neely served as members of the Company's Compensation and Benefits Committee. Mr. Fraser became a member of the Compensation and Benefits Committee on December 8, 2004. From December 1977 to December 1987, Mr. Neely was Chief Executive Officer and Chairman of the Board of Directors of the Company.

                              CORPORATE GOVERNANCE

     CORPORATE GOVERNANCE GUIDELINES. The Board has adopted the Smith International, Inc. Corporate Governance Guidelines. These guidelines outline the functions of the Board, director qualifications and responsibilities, and various processes and procedures designed to ensure effective and responsive governance. The guidelines are reviewed from time to time in response to changing regulatory requirements and best practices and are revised accordingly. The full text of the guidelines is published on our website at www.smith.com under the "Investor Relations" caption and link to "Governance".

     CODE OF BUSINESS CONDUCT. All of our officers, employees and directors are required to comply with our Code of Business Conduct and Ethics to help ensure that our business is conducted in accordance with the highest standards of ethical behavior. Our Code of Business Conduct and Ethics covers all areas of professional conduct, including customer relationships, conflicts of interest, insider trading, financial disclosure, intellectual property and confidential information, as well as requiring strict adherence to all laws and regulations applicable to our business. Employees are required to report any violations or suspected violations of the code by using Smith's ethics hotline. The code includes an anti-retaliation statement. The full text of the Code of Business Conduct and Ethics is published on our website at www.smith.com under the "Investor Relations" caption and link to "Governance".

                             AUDIT COMMITTEE REPORT

     The ultimate responsibility for good corporate governance rests with the Board of Directors, whose primary roles are oversight, counseling and direction to Smith's management in the best long-term interests of the Company and its stockholders. The Board's Audit Committee has been established for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the Company's annual financial statements.

     Smith's Audit Committee is composed solely of independent directors, as defined in the New York Stock Exchange's current listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and it operates under a written charter adopted by the Board of Directors, a copy of which is published on our website at www.smith.com under the "Investor Relations" caption and link to "Governance". Committee members may not simultaneously serve on the audit committee of more than two other public companies. The composition of the Audit Committee, the attributes of its members and its responsibilities, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.

     During fiscal year 2004, the Audit Committee was composed of three directors: Mr. Bailar (Chairman), Mr. Gibbs and Mr. Neely. Mr. Fraser became a member of the Audit Committee on December 8, 2004. Each member of the Audit Committee is financially literate and each member meets the definition of an audit committee financial expert as promulgated by the Securities and Exchange Commission (the "SEC"). If elected to continue serving on Smith's Board, Mr. Fraser will continue to serve as a member of the Audit Committee.

     As described more fully in its charter, the purpose of the Audit Committee is to assist the Board in its general oversight of Smith's financial reporting, internal controls and audit functions. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Smith has a full-time Internal Audit Department that reports to the Audit Committee and to management. This department is responsible for objectively reviewing and evaluating compliance with the Company's policies and procedures. Deloitte & Touche LLP, Smith's independent auditors, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace Smith's independent auditors.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditors are "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters. The Audit Committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.

     During the past fiscal year, the Audit Committee met nine times, including telephone meetings to discuss quarterly results. The Audit Committee's regularly scheduled meetings were conducted with members of management, the internal auditors and the Company's independent auditors. During these meetings, the Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee also discussed the results of their examinations and their evaluation of the Company's internal controls, with certain matters discussed in the absence of Company management. In addition to the regularly scheduled meetings, the Committee conducted special teleconference meetings to discuss relevant financial accounting, internal control and financial reporting matters with Company management and the independent auditors. The majority of these meetings were held to discuss interim financial information of the Company prior to its release to the public and, accordingly, included a discussion of the results of the independent auditors' Statement on Auditing Standards ("SAS") No. 100 reviews. During the year, the Audit Committee also discussed with the Company's independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards ("SAS") No. 61, as amended, "Communication with Audit Committees".

     The Audit Committee obtained a formal written statement from Deloitte & Touche LLP disclosing that they are independent with respect to the Company within the meaning of the Securities Act as administered by the SEC and the requirements of the Independence Standards Board. The Audit Committee discussed with Deloitte & Touche LLP any relationships that may have an impact on their objectivity and independence and satisfied itself as to Deloitte & Touche's independence. The Audit Committee also approved, among other things, the amount of fees to be paid to Deloitte & Touche LLP for audit and non-audit services and considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining Deloitte & Touche's independence. In response to public concerns generally about the integrity of independent audits, the Company has expanded the role of other firms in providing non-audit services.

     In accordance with existing Audit Committee policy and the more recent requirements of the Sarbanes-Oxley Act, all services to be provided by Deloitte & Touche LLP are subject to pre-approval by the Audit Committee. The Chairman of the Audit Committee has been delegated the authority to pre-approve audit and non-audit services, up to a specified dollar amount, with such pre-approvals subsequently approved by the full Audit Committee. Typically, however, the Audit Committee itself reviews the matters to be approved. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee. The Sarbanes-Oxley Act of 2002 prohibits an issuer from obtaining certain non-audit services from its auditing firm so as to avoid certain potential conflicts of interest; Smith has not obtained any of these services from Deloitte & Touche LLP, and Smith is able to obtain such services from other service providers at competitive rates. See "Proposal 4:
Approval of Deloitte & Touche LLP as Auditors" for more information regarding fees paid to Deloitte & Touche LLP for services in fiscal years 2004 and 2003.

     The Audit Committee reviewed and discussed the Company's audited consolidated financial statements as of and for the year ended December 31, 2004 with management and the independent auditors. Based on the above-mentioned review and discussions, and subject to the limitations on the Audit Committee's role and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

                                            Audit Committee

                                            Benjamin F. Bailar, Chairman
                                            Dod A. Fraser
                                            James R. Gibbs
                                            Jerry W. Neely

                             EXECUTIVE COMPENSATION

      COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

COMPENSATION POLICIES

     The Company's executive compensation program is designed to help the Company attract, motivate and retain the executive resources that the Company needs to maximize its return to stockholders. The objective of the Company's compensation program for key management positions is to provide compensation packages that are consistent with competitive market norms for companies similar in size, activity and complexity to the Company.

     The Compensation and Benefits Committee (the "Compensation Committee"), administers the executive compensation programs of the Company and determines the compensation of senior management. The Compensation Committee consists solely of independent directors, as defined in the New York Stock Exchange current listing standards. An independent compensation consultant, Towers Perrin, advises the Compensation Committee on all executive compensation matters. Towers Perrin has been advising the Compensation Committee with respect to such matters since April 2001.

     The Company's executive compensation program is structured and implemented to provide competitive compensation opportunities and various incentive award payments based on Company and individual performance, as well as to link compensation to financial targets that affect short and long term share price performance. The Compensation Committee administers all of the Company's executive compensation programs, including the design of the programs and the measurement of their effectiveness. The Compensation Committee also reviews and approves all salary arrangements and other payments to executives, evaluates their performance and considers other related matters.

TAX CONSIDERATIONS

     Section 162(m) of the Internal Revenue Code limits the allowable tax deduction that may be taken by the Company for compensation paid to the Chief Executive Officer and the four other highest paid executive officers named in the Summary Compensation Table. The limit is $1 million for each executive per year, provided that compensation payable solely upon the attainment of pre-established performance goals is excluded from the limitation. The Compensation Committee reviews and establishes compensation for any executive officer whose compensation might exceed $1 million in any year. The Compensation Committee consists of four members, Messrs. Gibbs, Bailar, Buck and Fraser, who are outside directors as defined in Section 162(m) and its regulations. The Compensation Committee will continue to analyze the Company's executive compensation practices and plans on an ongoing basis with respect to compliance with Section 162(m). Where it deems advisable, the Compensation Committee will take appropriate action to maintain the tax deductibility of its executive compensation.

TYPES OF COMPENSATION

     There are two main types of compensation:

          (1) Annual Compensation. This includes base salary and annual incentives in the form of bonuses. The Company awards bonuses only when the Company's financial performance during the year meets a certain level required under the annual incentive plan.

          (2) Long-Term Compensation. This includes stock options, restricted stock and other long-term incentive awards based on Common Stock. The value of these awards depends upon the Company's performance and future stock value.

FACTORS CONSIDERED IN DETERMINING COMPENSATION

     The Compensation Committee wants the compensation of the Company's executives to be competitive in the worldwide energy industry. The Compensation Committee estimates an executive's competitive level of total compensation based on information from a variety of sources, including proxy statements, special surveys and the Committee's compensation consultant. The companies that are part of the Peer Group described in the Performance Graph are some of the companies used by the Compensation Committee in establishing both base salary and performance-based targeted incentive compensation. The sources used by the Compensation Committee are larger than the Peer Group, but are all in the energy industry. The Compensation Committee then compares the industry information with the Peer Group and with the Company's compensation levels to determine both base salary and incentive compensation.

  Annual Compensation

     Annual compensation for the Company's executives includes salary and bonus. This is similar to the compensation programs of most leading companies.

     The Compensation Committee annually reviews each executive's base salary. The Compensation Committee aims to pay salaries slightly above the median of the range of compensation paid by similar companies. The Compensation Committee also looks at the specific job duties, the person's achievements and other criteria. Increases in base salary are primarily the result of individual performance, which includes meeting specific goals established by the Compensation Committee. The criteria used in evaluating individual performance vary depending on the executive's function, but generally include leadership inside and outside the Company; advancing the Company's interests with customers, vendors and in other business relationships; product quality and development; and advancement in skills and responsibility. In 2004, all executive officers received merit increases.

  Annual Incentive Compensation

     The annual incentive plan promotes the Company's pay-for-performance philosophy by providing executives with direct financial incentives in the form of cash awards that are paid based on the achievement of performance objectives established for the fiscal year. Each year, the Compensation Committee sets corporate goals based upon financial objectives deemed appropriate by the Compensation Committee. These objectives may include earnings per share, profit after tax, return on assets, return on net capital employed and other financial objectives for the year. Where executives have strategic business unit responsibilities, their goals are based on financial performance measures of that business unit. No bonus is paid to corporate executives unless certain threshold Company performance levels set by the Compensation Committee are reached. Business unit executives must meet certain threshold performance levels in their business unit's annual incentive plan in order to receive a bonus.

     Each year the Compensation Committee sets targets for each executive relating to annual incentive compensation. The target incentive awards for 2004 for eligible Company executives were based on various Company, business unit and individual performance measures. The Compensation Committee does not use a specific formula for weighing individual performance. Instead, individuals are assessed based upon how they contributed to the Company's business success in their respective areas of responsibility. Awards were made in 2005 under the annual incentive plan for fiscal year 2004 to eleven eligible executives.

  Long-Term Incentive Compensation Program

     The Compensation Committee strongly believes that the grant of significant annual equity awards further links the interests of senior management and the Company's stockholders. Each year, the Compensation Committee determines the total amount of shares of Common Stock to be made available to the Company's executives through awards of stock options, restricted stock and other long-term incentive awards based on comparison stock. These amounts vary each year and are based upon what the Compensation Committee believes is appropriate. The Compensation Committee considers an executive's total compensation package, including the amount of stock options and/or restricted stock previously awarded. Other important factors are the desire to create stockholder value, encourage equity ownership, provide an appropriate link to stockholder interests and provide long-term incentive award opportunities in the same range as similar companies in the Company's industry.

     At the meeting, the stockholders will be asked to approve the Company's 1989 Long-Term Incentive Compensation Plan, as amended and restated effective January 1, 2005 (the "LTIC Plan"). The LTIC Plan, if approved by the stockholders, permits the award of performance-based restricted stock awards, other stock based awards and other types of incentive awards. As determined by the Compensation Committee at the time of grant, and assuming the LTIC Plan is approved by the stockholders, performance-based restricted stock awards, other stock based awards and other types of incentive awards may be granted by the Compensation Committee subject to performance objectives relating to one or more of the following within the meaning of Section 162(m) of the Internal Revenue Code in order to qualify for the performance-based exception (the "Performance Criteria"): (a) profits (including, but not limited to, profit growth, net operating profit or economic profit); (b) profit-related return ratios; (c) return measures (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments); (e) earnings (including, but not limited to, total shareholder return, earnings per share or earnings before or after taxes); (f) net sales growth; (g) net earnings or income (before or after taxes, interest, depreciation and/or amortization); (h) gross, operating or net profit margins; (i) productivity ratios; (j) share price (including, but not limited to, growth measures and total shareholder return);
(k) turnover of assets, capital or inventory; (l) expense targets; (m) margins;
(n) measures of health, safety or environment; (o) operating efficiency; (p) customer service or satisfaction; (q) market share; (r) credit quality; and (s) working capital targets. Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a performance period.

  Chief Executive Officer Compensation

     The Compensation Committee determines the pay level for the Chief Executive Officer, considering both a pay-for-performance philosophy and market rates of compensation for similar positions. A significant portion of compensation for the Chief Executive Officer is based upon the Company's performance. Mr. Rock's compensation is determined using substantially the same criteria utilized to determine compensation for other executive officers, as discussed earlier in this report. Specific actions taken by the Compensation Committee regarding Mr. Rock's compensation are summarized below.

     Base Salary -- The Compensation Committee reviewed Mr. Rock's base salary at its December 2003 meeting and increased it to $975,000. In setting Mr. Rock's base salary for fiscal year 2004, the Compensation Committee reviewed the recommendations by the independent compensation consultant, Towers Perrin, and market comparisons as well as the Company's acquisition activities and expense control during fiscal year 2003.

     Annual Incentive -- The Compensation Committee independently reviewed and established the predetermined bonus objectives set by the Compensation Committee based on the Company's fiscal year financial performance. For fiscal year 2004, Mr. Rock earned an annual bonus in the amount of $1,647,750, which was paid in 2005.

     Stock Options -- The Company granted Mr. Rock non-qualified stock options to purchase 43,000 shares of Common Stock on December 7, 2004, at the recommendation of the Compensation Committee. The award of stock options to Mr. Rock was approximately 22.4% of the total stock options granted to all employees of the Company in 2004. The options were granted with an exercise price equal to 100% of fair market value of the underlying shares of Company stock on the date of grant. The performance sensitivity of the grant is built into the option concept, since the options produce no gain unless the Company's share price rises over the initial grant price.

SUMMARY

     The Compensation Committee believes that the compensation program for the executives of the Company is comparable with compensation programs provided by other companies in the energy industry and serves the best interests of the Company's stockholders. The Compensation Committee also believes that annual performance pay is appropriately linked to individual performance, annual financial performance of the Company and stockholder value.

                                            Compensation and Benefits Committee:

                                            James R. Gibbs, Chairman
                                            Benjamin Bailar
                                            G. Clyde Buck
                                            Dod A. Fraser

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     The following line graph compares the cumulative total stockholder return of the Company's Common Stock against the cumulative total return of the S&P 500 Index and our Peer Group for each of the five years in the period starting December 31, 1999 and ending December 31, 2004. Our Peer Group consists of the following companies in the same general line of business as the Company: Baker Hughes Incorporated, BJ Services Company, Cooper Cameron Corporation, Halliburton Company, Schlumberger Limited, Varco International, Inc. and Weatherford International Ltd.

     The results are based on an assumed $100 investment on December 31, 1999 and reinvestment of dividends (if applicable). For each index, total return is based on market capitalization of its components.

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------------------
                       Dec. 1999   Dec. 2000   Dec. 2001   Dec. 2002   Dec. 2003   Dec. 2004
--------------------------------------------------------------------------------------------
 Smith                  $100.00     $150.06     $107.91     $131.30     $167.12     $219.01
 S&P 500                $100.00     $ 90.90     $ 80.09     $ 62.39     $ 80.29     $ 89.03
 Peer Group             $100.00     $138.03     $ 94.52     $ 87.56     $105.24     $139.23

                         EXECUTIVE COMPENSATION TABLES

     The following table shows compensation for services to the Company of the persons who during 2004 were the Chief Executive Officer and the other four most highly compensated executive officers (the "Named Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                                      ANNUAL COMPENSATION      ------------
                                                    ------------------------    SECURITIES     ALL OTHER
NAME OF INDIVIDUAL AND                                 SALARY        BONUS      UNDERLYING    COMPENSATION
PRINCIPAL POSITION                           YEAR       $(1)         $(2)      OPTIONS (#)        $(3)
----------------------                       ----   ------------   ---------   ------------   ------------
Doug Rock..................................  2004     974,365      1,647,750      43,000        576,414
  Chairman of the Board, Chief Executive     2003     919,654       641,700      210,000        447,308
  Officer, President and Chief Operating
  Officer                                    2002     874,808             0      247,000        529,568
Loren K. Carroll...........................  2004     644,596       872,040       18,000        471,846
  Executive Vice President, President and    2003     609,615       340,380      100,000        396,703
  Chief Executive Officer of M-I SWACO       2002     559,889       150,000      117,000        385,436
Neal S. Sutton.............................  2004     398,780       404,586        8,000        181,731
  Senior Vice President -- Administration,   2003     379,846       176,700       45,000        149,311
  General Counsel and Secretary              2002     359,942             0       52,000        170,797
Margaret K. Dorman.........................  2004     386,746       392,418        8,000        104,289
  Senior Vice President, Chief Financial     2003     364,846       169,725       45,000         74,356
  Officer and Treasurer                      2002     344,827             0       52,000         96,233
Richard A. Werner..........................  2004     351,804       422,400        8,000        192,088
  President, Smith Services                  2003     334,885        37,018       45,000        175,364
                                             2002     319,889        44,640       52,000        178,614

---------------

(1) The amounts in this column include compensation deferred by the Named Officers in 2002, 2003 and 2004 under the Smith International, Inc. Supplemental Executive Retirement Plan ("SERP") and the Smith International, Inc. 401(k) Retirement Plan (the "401(k) Plan").

(2) The amounts in this column include bonuses earned by the Named Officers in 2002, 2003 and 2004 but paid in 2003, 2004 and 2005, respectively.

(3) The amounts in this column include the Company's contribution to each Named Officer's account in the SERP for the 2002, 2003 and 2004 plan years, including interest (at 120% of the applicable Federal long-term rate). For 2004, SERP contributions to each Named Officer's account are as follows: Mr.
    Rock: $555,645; Mr. Carroll: $449,027; Mr. Sutton: $160,962; Ms. Dorman:
    $88,932 and Mr. Werner: $166,788. In addition, this column also reflects the Company's contributions to the 401(k) Plan. The 2004 plan year contributions to each Named Officer's 401(k) account are as follows: Mr. Rock: $20,769; Mr. Carroll: $22,819; Mr. Sutton: $20,769; Ms. Dorman: $15,357 and Mr.
    Werner: $25,300.

OPTION/SAR GRANTS IN 2004

     The following table shows all grants of options to the Named Officers in 2004. No stock appreciation rights were granted in 2004.

                                                                 INDIVIDUAL GRANTS
                                  --------------------------------------------------------------------------------
                                    NUMBER OF
                                   SECURITIES       % OF TOTAL
                                   UNDERLYING     OPTIONS GRANTED   EXERCISE OR
                                     OPTIONS       TO EMPLOYEES     BASE PRICE    EXPIRATION       GRANT DATE
NAME                              GRANTED(#)(1)       IN 2004        ($/SHARE)       DATE      PRESENT VALUE($)(2)
----                              -------------   ---------------   -----------   ----------   -------------------
Doug Rock.......................     43,000            22.4           $56.26       12-07-14          767,120
Loren K. Carroll................     18,000             9.4           $56.26       12-07-14          321,120
Neal S. Sutton..................      8,000             4.2           $56.26       12-07-14          142,720
Margaret K. Dorman..............      8,000             4.2           $56.26       12-07-14          142,720
Richard A. Werner...............      8,000             4.2           $56.26       12-07-14          142,720

---------------

(1) Options were granted to the Named Officers on December 7, 2004 at an exercise price of $56.26. The exercise price per share is equal to the closing price of the Common Stock on the New York Stock Exchange Composite Tape on the date of grant. Options granted vest at a rate of 25% per year and will not begin to become exercisable until December 7, 2005. If a change of control of the Company occurs, all outstanding options would become exercisable immediately.

(2) Present value was calculated using the Black-Scholes option pricing model. Use of this model should not be viewed in any way as a forecast of the future performance of the Common Stock, which will be determined by future events and unknown factors. The estimated values under the Black-Scholes model are based upon certain assumptions as to variables such as interest rate and stock price volatility. Assumptions used for the Black-Scholes option pricing model include a risk-free rate of return of 3.6%, a volatility factor of 31.0% and an expected option life of 5 years. A dividend yield during the option life is not applicable. The ultimate value of the options will depend on the future market price of the Company's Common Stock.

AGGREGATED OPTION EXERCISES IN 2004 AND DECEMBER 31, 2004 OPTION VALUES

     The following table provides information on options exercised by the Named Officers during 2004 and the value of options held by those officers on December 31, 2004.

                                                         NUMBER OF SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                               SHARES                           DECEMBER 31, 2004           DECEMBER 31, 2004($)(1)
                             ACQUIRED ON      VALUE      -------------------------------   -------------------------
NAME                         EXERCISE(#)   REALIZED($)      EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----                         -----------   -----------   -------------------------------   -------------------------
Doug Rock..................   1,014,300    31,153,298            176,000/404,500              3,248,955/7,374,160
Loren K. Carroll...........     300,000     8,994,951            247,000/186,000              5,447,885/3,386,925
Neal S. Sutton.............           0             0             192,950/83,250              5,064,771/1,516,948
Margaret K. Dorman.........      52,300     1,402,190             105,750/83,250              2,644,903/1,516,948
Richard A. Werner..........      42,200     1,352,490              97,150/76,250              2,242,305/1,300,578

---------------

(1) Value based on the closing price on the New York Stock Exchange Composite Tape for the Common Stock on December 31, 2004 ($54.41).

EQUITY COMPENSATION PLAN INFORMATION

     The following table shows information as of December 31, 2004, with respect to the LTIC Plan and the Smith International, Inc. Stock Plan for Outside Directors under which equity securities of the Company are authorized for issuance, aggregated as follows:

                                             (A)                    (B)                       (C)
                                             ---                    ---                       ---
                                          NUMBER OF                                  NUMBER OF SECURITIES
                                       SECURITIES TO BE                             REMAINING AVAILABLE FOR
                                     ISSUED UPON EXERCISE     WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                                        OF OUTSTANDING       EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                      OPTIONS, WARRANTS     OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
PLAN CATEGORY                             AND RIGHTS        WARRANTS AND RIGHTS     REFLECTED IN COLUMN(A))
-------------                        --------------------   --------------------   -------------------------
Equity compensation plans approved
  by security holders:.............          3,653,872        $         33.88                2,137,382(1)
Equity compensation plans not
  approved by security holders.....     Not applicable         Not applicable           Not applicable
                                        --------------        ---------------           --------------
Total..............................          3,653,872        $         33.88                2,137,382
                                        ==============        ===============           ==============

---------------

(1) Includes 22,832 shares available for issuance pursuant to the Stock Plan for Outside Directors.

                  RETIREMENT BENEFITS AND EMPLOYMENT CONTRACTS

PENSION PLAN

     Smith International, Inc. Restated Pension Plan. The Company has a defined benefit pension plan (the "Restated Pension Plan"), which is currently frozen. The benefit accruals were frozen effective March 1, 1987, and the amount of the pension benefit was fixed for all eligible employees based only upon benefit accruals from September 1, 1985 to March 1, 1987. Any benefits under the Restated Pension Plan are offset by benefits paid under a previous pension plan of the Company.

     The following table illustrates the estimated annual retirement benefit payable as a life annuity under the Restated Pension Plan to any employee retiring at normal retirement age in various compensation levels and certain years-of-service classifications.

                               PENSION PLAN TABLE

                                                           ESTIMATED ANNUAL PENSION
                                                             FOR YEARS OF SERVICE
                                                          ---------------------------
COMPENSATION                                                20        25        30
------------                                              -------   -------   -------
$  125,000..............................................  $ 3,280   $ 3,280   $ 3,280
   200,000..............................................    5,250     5,250     5,250
   300,000..............................................    7,875     7,875     7,875
   400,000..............................................   10,500    10,500    10,500
   500,000..............................................   13,125    13,125    13,125
   700,000..............................................   18,375    18,375    18,375
   800,000..............................................   21,000    21,000    21,000
   900,000..............................................   23,625    23,625    23,625
 1,000,000..............................................   26,250    26,250    26,250

     Since benefit accruals under the Restated Pension Plan have been frozen since March 1, 1987, the years of service for the Named Officers include only the period from September 1, 1985 to March 1, 1987. The annual pension benefits that would be payable at age 65 under the Restated Pension Plan to the Named

Officers are as follows: Mr. Rock: $8,150; Mr. Carroll: $4,282; Mr. Sutton:
$-0-; Ms. Dorman: $-0- and Mr. Werner: $-0-. The benefits are not subject to any reduction for Social Security.

SMITH INTERNATIONAL, INC. POST-2004 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     In connection with the recently enacted Section 409A of the Internal Revenue Code of 1986, (the "Code") which regulates non-qualified deferred compensation plans, the Board of Directors approved and adopted on December 8, 2004 the Smith International, Inc. Post-2004 Supplemental Executive Retirement Plan (the "Post-2004 SERP"), to be effective December 31, 2004. In connection with the adoption of the Post-2004 SERP and recently enacted Code Section 409A, the Company has also suspended contributions to the Company's existing Smith International, Inc. Supplemental Executive Retirement Plan ("SERP"), effective as of December 31, 2004, except as described in the heading below entitled "Smith International, Inc. Supplemental Executive Retirement Plan". The following is a summary of the material provisions of the Post-2004 SERP.

     The Post-2004 SERP is a non-qualified, deferred compensation plan, for the benefit of officers and certain other eligible employees of the Company as selected by the Compensation Committee. Participants may contribute, on a pre-tax basis, up to 100 percent of their cash compensation. Distributions may generally be made either as a lump sum or installment payments following the participant's termination of employment due to death, disability or other separation from service. Distributions may also be made on a limited basis and to the extent necessary as a lump sum upon the occurrence of the participant's unforeseeable financial emergency as approved by the Compensation Committee. The Post-2004 SERP also provides for Company contributions, as follows:

     Age-Weighted Contributions. Effective as of the last day of each quarter during the year, a contribution by the Company will be allocated under the Post-2004 SERP based on the participant's age-weighted contribution percentage ("AWCP") ranging from 2% to 6%. The Post-2004 SERP provides that the AWCP for executive officers is 6% regardless of age. The difference between a participant's (i) "Total 401(k) Compensation" and (ii) "Net 401(k) Compensation" is multiplied by the AWCP to compute the age-weighted contribution. "Total 401(k) Compensation" generally means the total of all cash amounts paid by the Company to a participant, including deferred amounts. "Net 401(k) Compensation" generally means Total 401(k) Compensation less participant contributions to the Post-2004 SERP, but not to exceed the limit set under Code Section 401(a)(17) ($210,000 in 2005 and $205,000 in 2004).

     Matching Contributions. The Post-2004 SERP contains matching provisions that mirror the matching formulas in effect for the Company's 401(k) Plan, but without regard to certain Code limits applicable to the 401(k) Plan. Matching contributions for a plan year in both the Post-2004 SERP and the 401(k) Plan combined cannot exceed 6% of a participant's Total 401(k) Compensation net of any incentive bonus. Executive officers may receive matching contributions up to 6% of their Total 401(k) Compensation.

     Additional Company Contributions. In addition to the contributions described above, the Company may be required to make contributions to participants' accounts to the extent they are deemed to be invested in the money market fund that is available as a deemed investment option under the Post-2004 SERP. These additional contributions are made to guarantee an investment return equal to 120% of the long-term applicable federal rate ("AFR"). Therefore, for the portion of each participant's account deemed to be invested in the money market fund that is earning less than 120% of AFR, the Company makes a contribution equal to the difference in interest accruals between the money market fund rate actually earned by the money market fund and the AFR, which contribution is credited to the participant's account under the Post-2004 SERP.

     Discretionary Profit Sharing Contributions. The Compensation Committee may, in its discretion, determine the amount of any profit sharing contribution for a plan year and how that amount is to be allocated among the accounts of the Post-2004 SERP participants.

     In the event of insolvency or bankruptcy, all assets allocable to the Post-2004 SERP are available to satisfy the claims of all general unsecured creditors of the Company. The Company will establish a trust to serve as a source of funds from which it can satisfy its obligations under the Post-2004 SERP. Participants in the Post-2004 SERP will have no rights to any assets held in the trust, except as general creditors of the Company. A participant's rights to any amounts credited to an account under the Post-2004 SERP cannot be anticipated, alienated, sold, assigned, pledged, encumbered or charged by the participant and may only pass upon the participant's death pursuant to a beneficiary designation made by the participant under the Post-2004 SERP. The Company may, by action of the Compensation Committee, terminate the Post-2004 SERP with respect to future contributions; provided, however, such termination shall not affect any participant's right to receive any distribution due under the Post-2004 SERP.

     The Post-2004 SERP will be interpreted by the Compensation Committee in such manner as necessary to comply with the requirements of Code Section 409A and the authority issued thereunder.

SMITH INTERNATIONAL, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     In connection with the adoption of the Post-2004 SERP and recently enacted Code Section 409A, the Company suspended contributions to the SERP effective December 31, 2004, other than such contributions that were earned and vested as of December 31, 2004. However, the Company may be required to make contributions to participants' accounts to the extent they are deemed to be invested in the money market fund that is available as a deemed investment option under the SERP. These contributions are made to guarantee an investment return equal to 120% of the AFR. Therefore, for the portion of each participant's account deemed to be invested in the money market fund that is earning less than 120% of AFR, the Company will make a future contribution equal to the difference in interest accruals between the actual money market fund rate and the AFR, which contribution is allocated to the participant's account. For the 2004 plan year, the Company allocated $1,341,000 to participants' accounts for these additional contributions.

     With respect to Company insolvency or bankruptcy, participant's rights, beneficiary designations and plan termination, the SERP is in all material respects the same as the Post-2004 SERP.

EMPLOYMENT AGREEMENTS

     The Company has employment agreements with Messrs. Rock, Sutton and Werner dated December 10, 1987, January 2, 1991, and May 1, 1991 respectively. These agreements have an initial term of three years and are automatically extended for an additional year at each anniversary date. Each of the employment agreements with Messrs. Rock, Sutton, and Werner contains the employee's salary and other conditions of employment and entitles the employee to participate in the Company's bonus program and other benefit programs. If Mr. Rock, Mr. Sutton or Mr. Werner is terminated by the Company (other than for cause, death or disability) or if for any reason his position is eliminated or otherwise becomes redundant, Mr. Rock, Mr. Sutton or Mr. Werner, as applicable, would be entitled to receive a lump sum payment in cash equal to his current annual base salary and bonus through the date of termination; provided, however, that in the event of a change in control, the Change of Control Agreements (as discussed below) would control, except with respect to any accrued obligations under the employment agreement that were not fully accrued under the applicable Change of Control Agreement.

CHANGE OF CONTROL AGREEMENTS

     On January 4, 2000, the Company entered into Change-of-Control Employment Agreements ("Agreements") with seven executive officers, including Messrs. Rock, Carroll, Sutton, Werner and Ms. Dorman. In the event of a "change of control" of the Company (as defined in the Agreements), the Agreements provide for the continued employment of the seven executive officers for a period of three years and provide for the continuation of salary and benefits. If the executive is terminated by the Company (other than for cause, death or disability), or if the executive elects to terminate his or her employment for "Good Reason" (as defined in the Agreements), the executive is entitled to receive a lump sum payment in cash equal to the aggregate of the following amounts: (i) current annual base salary and pro rata bonus through the date of termination; (ii) any compensation previously deferred by the executive and any accrued vacation pay;
(iii) three times the executive's annual base salary and Highest Annual Bonus (as defined in the

Agreements); and (iv) any actuarial difference in the SERP benefit the executive would have received had the executive's employment continued for three years after the date of the executive's termination.

     The executive would also receive continued coverage under applicable welfare and benefit plans for three years. The Agreements also provide for an additional payment to the executive of an amount equal to any Excise Tax (as defined in the Agreements), imposed on the aggregate cash payment described above and any income taxes imposed on such additional payment, so that the executive receives the amount that would have been received had any Excise Tax not been imposed. The determination of whether and when the additional payment is required and the amount of such payment will be made by a certified public accounting firm designated by the executive.

                        ADDITIONAL INFORMATION ABOUT OUR
                        DIRECTORS AND EXECUTIVE OFFICERS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Smith has not engaged in any transaction, or series of similar transactions, since the beginning of 2004, nor is there any currently proposed transaction, or series of similar transactions, to which Smith or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of Smith's directors or executive officers or members of their immediate family had, or will have, a direct or indirect material interest.

     None of the following persons has been indebted to Smith or its subsidiaries at any time since the beginning of 2004: any director or executive officer of Smith; any nominee for election as a director; any member of the immediate family of any of the directors, executive officers or nominees for director; any corporation or organization of which any of the directors, executive officers or nominees is an executive officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities (except trade debt entered into in the ordinary course of business); and any trust or other estate in which any of the directors, executive officers or nominees for director has a substantial beneficial interest or for which such person serves as a trustee or in a similar capacity.

     Smith does have various types of business arrangements with corporations and other organizations in which a Smith director, executive officer or nominee for director may also be a director, trustee, investor or have some other direct or indirect relationship. Smith enters into these arrangements in the ordinary course of business and they typically involve Smith receiving or providing some good or service on a non-exclusive basis and at arms-length negotiated rates. Examples include distribution of maintenance, repair and operating supplies and equipment by Smith's Wilson business unit to Frontier Refining, a subsidiary of Frontier Oil Corporation (Jim Gibbs, a Smith Director, is Chairman of the Board, President & Chief Executive Officer of Frontier and Mr. Buck, a Smith director, is a director of Frontier). The Board of Directors has determined that Messrs. Bailar, Buck, Fraser, Gibbs and Neely are independent and, in addition, satisfy the independence requirements of the New York Stock Exchange. To be considered independent, the Board of Directors must affirmatively determine that a director has no material relationship with Smith. In each case, the Board of Directors broadly considers all relevant facts and circumstances, including the director's commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and such other criteria as the Board of Directors may determine from time to time. In making its independence determination for Messrs. Buck and Gibbs, the Board of Directors reviewed Frontier Refining's purchases from Smith's Wilson business unit. During 2004, Frontier Refining paid $755,887 to Smith. Frontier Refining expects to make purchases from Smith's Wilson business unit in 2005. The Board of Directors determined that this relationship does not affect Messrs. Buck's and Gibbs' independence.

     Smith does not believe that in any such case either Smith or the other corporation or organization is a sole-source supplier to the other with regard to the relevant good or service. Smith further does not believe that in any case the director, executive officer or nominee for director receives any compensation from the other corporation or organization that is directly linked to the revenue or profits of the Smith-related business. Any revenue or profits from Smith-related business may, of course, be indirectly reflected in the overall revenue or profits of the other corporation or organization, which in turn may affect the individual's overall compensation or value of his or her investments in the corporation or organization.

     Smith has a corporate charitable donations program. Smith's charitable activities focus primarily on education. Smith has a program whereby it will match certain charitable donations of individual employees to educational institutions. The maximum matching gift is $5,000 per employee per year; however, no more than $10,000 will be given to any one school in a year. Directors and executive officers are eligible to participate in this matching program on the same terms as other Smith employees. It is possible that, through this matching program, Smith may make charitable contributions to organizations where a Smith director or executive officer, or one of their family members, is a director, trustee, consultant or employee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities. Section 16 Persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such reports received by it, or written representations from certain Section 16 Persons that all Section 16(a) reports required to be filed for such persons had been filed, the Company believes that during 2004 the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them, except that the Named Officers and four other Company officers filed a late report disclosing one transaction, each relating to the grant of options to them on December 7, 2004.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows certain information about stock ownership of all persons known to the Company to own of record or beneficially more than 5% of the outstanding Common Stock of the Company as of February 27, 2004. This information is based upon information furnished to the Company by these persons and statements filed with the SEC:

NAME AND ADDRESS                                              AMOUNT AND NATURE OF   PERCENT OF
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP     CLASS
-------------------                                           --------------------   ----------
FMR Corp. ..................................................       15,292,876(1)        14.4
  82 Devonshire Street
  Boston, Massachusetts 02109
T. Rowe Price Associates, Inc. .............................        6,276,400(2)         5.9
  100 East Pratt Street
  Baltimore, Maryland 21202

---------------

(1) Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp. ("FMR") and an investment adviser, is the beneficial owner of 10,484,569 shares as a result of acting as investment adviser to various investment companies (the "Funds"). Edward C. Johnson 3d, FMR's Chairman, through its control of Fidelity, and the Funds each has sole power to dispose of the 10,484,569 shares owned by the Funds. Neither FMR nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Fidelity Management Trust Company ("FMTC"), a wholly owned subsidiary of FMR, is the beneficial owner of 2,621,015 shares as a result of its serving as investment manager of various institutional accounts. Mr. Johnson and FMR, through its control of FMTC, each has sole dispositive power and sole power to vote or to direct the voting of 2,621,015 shares. Strategic Advisers, Inc. ("Strategic"), a wholly owned subsidiary of FMR, provides investment advisory services to individuals. As such, FMR's beneficial ownership includes 412 shares beneficially owned through Strategic. Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR, representing approximately 49% of the voting power of FMR. Mr. Johnson owns 12.0% and Abigail P. Johnson, a Director of FMR, owns 24.5% of the voting stock of FMR. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Through their ownership of voting common stock and the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR. Fidelity International Limited ("FIL") beneficially owns 2,186,880 shares, of which it has sole power to vote and to dispose. FMR and FIL are of the view that they are not acting as a "group" for purposes of Section 13(d), however the filing made by FMR includes, on a voluntary basis, ownership as if all the shares are beneficially owned by FMR and FIL on a joint basis.

(2) These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

              PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
                      OF AUTHORIZED SHARES OF COMMON STOCK

     At the meeting, you will be asked to approve an amendment to the Restated Certificate of Incorporation of the Company to increase the number of shares of Common Stock that the Company has authority to issue from 150,000,000 to 250,000,000. The number of shares of preferred stock authorized would not be changed by this amendment, nor would the par value of either the Common Stock of the preferred stock be affected in any way.

     As of March 1, 2005, 106,037,836 shares of Common Stock were issued (including 4,222,466 shares held as treasury stock), and an aggregate of 2,115,350 shares were reserved for issuance under the Company's Long-Term Incentive Compensation Plan. As of March 1, 2005, 41,775,982 shares were unreserved. If the proposed amendment is approved, an aggregate of 141,775,982 shares of Common Stock will be available for issuance. The Company does not have any current plans, agreements or understandings to issue stock that would involve any of the shares of Common Stock resulting from the increase in the number of authorized shares.

     On February 2, 2005, the Board of Directors of the Company adopted a resolution approving the amendment to increase the number of authorized shares of Common Stock, subject to stockholder approval. The Board of Directors of the Company believes that it is desirable to have the additional authorized shares of Common Stock available for possible future financing and acquisition transactions, stock dividends or splits, employee benefit plans and other general corporate purposes. Having additional authorized shares of Common Stock available for issuance in the future will give the Company greater flexibility and may allow these shares to be issued without the expense and delay of a special meeting of the stockholders. All authorized but unissued shares of Common Stock, including the additional shares of Common Stock authorized by the proposed amendment, will be available for issuance without further authorization of the stockholders, unless stockholder action is required by applicable law or the rules of a stock exchange on which the Common Stock is listed.

     Issuing additional shares of Common stock or rights to acquire additional shares of Common Stock could have the effect of diluting the stock ownership, earnings per share and voting power of existing stockholders, except in pro rata distributions such as stock dividends and stock splits.

     The affirmative vote of a majority of the shares represented at the annual meeting will be sufficient to approve the proposed increase in the authorized number of shares of Common Stock. If the proposed amendment is approved, the first sentence of Article FOURTH of the Company's Restated Certificate of Incorporation will read as follows:

     "FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is 255,000,000, consisting of 250,000,000 shares of Common Stock, par value $1.00 per share (the "Common Stock"), and 5,000,000 shares of Preferred Stock, par value $1.00 per share (the "Preferred Stock")."

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

      PROPOSAL 3: APPROVAL OF THE SMITH INTERNATIONAL, INC. 1989 LONG-TERM
              INCENTIVE COMPENSATION PLAN AS AMENDED AND RESTATED

     The Smith International, Inc. 1989 Long-Term Incentive Compensation Plan was originally approved by the stockholders at the Company's 1989 annual meeting and has been amended since that time. On December 8, 2004, the Board of Directors approved the Amended and Restated Smith International, Inc. 1989 Long-Term Incentive Compensation Plan effective as of January 1, 2005 (the "LTIC Plan"), which included material amendments. At the Annual Meeting, the Company's stockholders will be asked to approve the LTIC Plan, which is attached hereto as Appendix A, in accordance with the rules of the New York Stock Exchange and the provisions of the LTIC Plan. The amendments made to the LTIC Plan effective January 1, 2005 did not increase the aggregate number of shares of the Company's Common Stock reserved for issuance under the LTIC Plan. Your vote on this Proposal 3 will not affect the aggregate number of shares of the Company's Common Stock previously reserved for issuance under the LTIC Plan, and the Company intends to continue to make awards at the same levels and on the same criteria as it has done since the inception of the original LTIC Plan.

SUMMARY OF THE LTIC PLAN

  General

     The Board of Directors has found that stock options granted to employees have been highly effective in recruiting and retaining competent personnel. The Board of Directors believes that the growth of the Company is dependent upon its ability to attract, employ and retain executives and employees of outstanding ability who will dedicate their maximum productive efforts toward the advancement of the Company. The growing competition among companies for capable managers makes it necessary for the Company to maintain a strong and competitive incentive program.

  Awards Under the Plan

     The LTIC Plan provides for the following types of awards: (a) nonqualified stock option; (b) stock appreciation right; (c) restricted stock; (d) stock-based award; (e) cash award; (f) any combination of the foregoing. The LTIC Plan permits the grant of awards subject to performance objectives in order to qualify for the performance-based exception within Section 162(m) of the Internal Revenue Code. As of March 1, 2005, only nonqualified stock options and restricted stock have been awarded under the LTIC Plan.

  Plan Administration

     The LTIC Plan is administered by the Compensation Committee. The Compensation Committee determines awards based upon an employee's ability to influence the Company's performance. Future awards are based on future performance and cannot, therefore, be determined in advance. Nonqualified stock options have been granted to all Named Officers, five executive group employees
and approximately      non-executive officer employees, for a total of
approximately      current employees. No directors of the Company, in their
capacity as a director, have been granted awards under the LTIC Plan. Please see the section entitled "Executive Compensation" earlier in this document for more information about stock options granted to the executive officers.

  Participation and Eligibility

     All full-time salaried employees of the Company who are performing management, supervisory, sales, scientific or engineering services or who the Compensation Committee decides are key employees are eligible to receive awards under the LTIC Plan.

  Shares Subject to Awards Under the Plan

     Since 1989, as adjusted to reflect the 2-1 stock split, a total of 14,400,000 shares of Common Stock have been reserved for issuance under the LTIC Plan. Upon expiration, cancellation or termination of unexercised awards granted under the LTIC Plan or forfeiture of shares of restricted stock, the shares of Common Stock subject to such awards will again be available for the grant of awards under the LTIC Plan. If any change occurs in the capitalization of the Company, such as a stock dividend or stock split, or if a merger takes place in which the Company is the surviving corporation, the Board of Directors or the Committee may take such action as it deems appropriate so that the value of each outstanding award shall not be adversely affected by such corporate event.

  General Terms of the Awards

     The specific terms and conditions of each award, including the vesting and termination of such awards, shall be fixed by the Compensation Committee pursuant to the LTIC Plan at the time the award is granted. Subject to exceptions, determined by the committee pursuant to the LTIC Plan, the maximum stock based award that may be granted to a LTIC Plan participant in a given year is 1,000,000 shares. the maximum cash payout on an award payable in cash that may be paid to a LTIC Plan participant in a given year is $10,000,000. The grant price of an option or stock appreciation right ("SAR") may not be less than 100% of the fair market value of our common stock on the date of grant of the option.

  Federal Income Tax Consequences Relating to the LTIC Plan

     The U.S. federal income tax consequences to the Company and its employees of awards under the LTIC Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to the LTIC Plan. This discussion is not to be construed as tax advice. Recipients of awards under the LTIC Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

     As discussed above, several different types of awards may be issued under the LTIC Plan. The tax consequences related to the issuance of each is discussed separately below.

     Nonqualified Stock Options. Nonqualified stock options granted under the LTIC Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income realized by the optionee will be subject to income and other employee withholding taxes.

     In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

     Restricted Stock Awards and Stock-Based Awards. Generally, the recipient of a restricted stock award has no federal income tax consequences at the time of grant. Rather, at the time the shares are no longer subject to a substantial risk of forfeiture, the grantee will recognize ordinary income to the extent of the excess of the fair market value of the stock on the date the risk of forfeiture ceases over the participant's cost for such stock (if any). A grantee may, however, elect to be taxed at the time of the grant.

     If a recipient of a stock based award receives the cash equivalent of Company common stock (in lieu of actually receiving Company common stock), the recipient will recognize ordinary compensation income at the time of the receipt of such cash in the amount of the cash received.

     In the year that the recipient of a restricted stock award or stock based award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Code.

     Stock Appreciation Rights. The recipient of a SAR will not recognize any taxable income at the time the SAR is granted. If the employee receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the employee at the time that it is received. If the employee receives the appreciation inherent in the SARs in stock, the employee will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the employee for the stock.

     In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

     Performance-Based Awards. Certain awards granted under the LTIC Plan will be intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Section 162(m) generally disallows deductions for compensation in excess of $1,000,000 for some executive officers unless the compensation qualifies as performance-based compensation. The LTIC Plan contains provision consistent with the Section 162(m) requirements for performance-based compensation. However, the Compensation Committee may award non-deductible compensation when such grants are in the best interest of the Company, balancing tax efficiency with long-term strategic objectives.

  Amendment of the LTIC Plan

     The Board of Directors may terminate, modify or amend the LTIC Plan at any time without stockholder approval, except for amendments that (a) change the class of persons eligible to receive awards; (b) materially increase benefits;
(c) transfer the administration of the LTIC Plan to anyone who is not a "disinterested person" under the federal securities law; or (d) increase the number of shares subject to the LTIC Plan.

  Awards Under the LTIC Plan

     As of March 1, 2005, 2,873,900 stock options were outstanding under the LTIC Plan, having exercise prices of $11.78 to $56.26 and expiring from December 3, 2006 to December 7, 2014. The outstanding figure includes stock options for 191,456 shares which were issued on December 7, 2004, of which 40,504 are time-based restricted stock awards. All stock options granted under the LTIC Plan are conditioned upon continued employment. The last reported sales price, as reported by the New York Stock Exchange, of the Company's Common Stock on March
  , 2005 was $     per share.

     Under the LTIC Plan, the Named Officers have been granted, in the aggregate, options exercisable into the following number of shares of Common
Stock: Mr. Rock: 2,056,300; Mr. Carroll: 958,100; Mr. Sutton: 448,390; Ms.
Dorman: 272,600; and Mr. Werner: 325,420. All current executive officers as a group have been granted, in the aggregate, options exercisable into 4,877,860 shares of Common Stock. All employees, other than executive officers, as a group, have been granted, in the aggregate, options exercisable into 8,631,838 shares of Common Stock. Non-employee directors are not eligible to receive options under the LTIC Plan.

  Required Approval

     The affirmative vote of a majority of the votes represented at the annual meeting will be sufficient to approve the LTIC Plan. In the event that stockholder approval of the LTIC Plan is not obtained, the original Smith International, Inc. 1989 Long-Term Incentive Compensation Plan, as previously amended and restated, would remain in effect.

  Incorporation By Reference

     The foregoing is only a summary of the LTIC Plan and is qualified in its entirety by the full text of the LTIC Plan, a copy of which is attached to this Proxy Statement as Appendix A.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE LTIC PLAN AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005.

           PROPOSAL 4: APPROVAL OF DELOITTE & TOUCHE LLP AS AUDITORS

     The Board of Directors has approved Deloitte & Touche LLP as independent auditors to audit the books and records of the Company for its fiscal year ending December 31, 2005. The Company has been advised by Deloitte & Touche LLP that the firm has no relationship with the Company or its subsidiaries other than that arising from the firm's engagement as auditors and, in limited circumstances, tax advisors. Deloitte & Touche LLP has audited the Company's financial statements since April 15, 2002.

     Deloitte & Touche LLP has offices in or convenient to most of the locations in the world where the Company and its subsidiaries operate. Representatives of Deloitte & Touche LLP are not expected to be present at the Annual Meeting, will not have the opportunity to make a statement and will not be available to respond to questions.

FEES PAID TO DELOITTE & TOUCHE LLP

     During fiscal years 2004 and 2003, the Company incurred the following fees for services performed by Deloitte & Touche LLP:

                                                                2004        2003
                                                              --------   ----------
Audit Fees..................................................             $1,611,500
Audit-Related Fees..........................................                 55,000
Tax Fees....................................................                 50,000
All Other Fees..............................................                      0
                                                              --------   ----------
Total.......................................................  $          $1,716,500

     Audit Fees. This category includes the audit of Smith's annual financial statements, audits of statutory accounts in certain non-U.S. jurisdictions, review of financial statements included in Smith's quarterly reports on Form 10-Q, audit services performed in 2004 in connection with Smith's compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes the audit of the combined financial statements of M-I SWACO, the Company's majority-owned joint venture.

     Audit-Related Fees. This category consists of assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of Smith's financial statements and are not reported above under "Audit Fees". The services for the fees disclosed under this category primarily relate to the audit of various U.S. employee benefit plans, which were not directly related to the audit of either the 2003 or the 2004 consolidated financial statements. The Audit Committee approved 100% of these Audit-Related Fees pursuant to its pre-approval policy.

     Tax Fees. This category includes fees for professional services performed by Deloitte & Touche LLP with respect to tax compliance, tax advice and tax planning. The Audit Committee approved 100% of these Tax Fees pursuant to its pre-approval policy.

SERVICES PROVIDED BY DELOITTE & TOUCHE LLP

     All services rendered by Deloitte & Touche LLP are permissible under applicable laws and regulations, and are pre-approved by the Audit Committee. Pursuant to new rules of the SEC, the fees paid to Deloitte & Touche LLP for services are disclosed in the table above under the categories listed.

     Although ratification by stockholders is not required by law, the Board of Directors has determined that it is desirable to seek stockholder ratification of this appointment in light of the critical role played by independent auditors in maintaining the integrity of Company financial controls and reporting. Notwithstanding its selection, the Board of Directors, in its discretion, may appoint new independent auditors at any time during the year if the Board believes that such a change would be in the best interest of the Company and its stockholders. If the stockholders do not ratify the appointment of Deloitte & Touche LLP, the Board may reconsider its selection.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE CONTINUED ENGAGEMENT OF DELOITTE & TOUCHE LLP TO AUDIT THE BOOKS AND RECORDS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

                                 OTHER BUSINESS

     The Board of Directors does not intend to present any other business for action at the meeting, and the Company has not been advised of any other business intended to be presented by others.

                            STOCKHOLDERS' PROPOSALS

     To be considered for inclusion in the proxy statement for next year's annual meeting, stockholder proposals must be submitted to the Company in writing by no later than November 25, 2005. In addition, in order for a stockholder to bring any business before next year's annual meeting, notice must be received by the Company in writing by no later than November 25, 2005, in accordance with the Company's Restated Bylaws.

                    ANNUAL REPORT AND FINANCIAL INFORMATION

     A COPY OF OUR 2004 ANNUAL REPORT TO STOCKHOLDERS IS BEING MAILED WITH THIS PROXY STATEMENT. WE WILL PROVIDE WITHOUT CHARGE THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, TO ANY PERSON REQUESTING A COPY IN WRITING AND STATING THAT HE OR SHE WAS A BENEFICIAL HOLDER OF THE COMPANY'S COMMON STOCK ON MARCH 1, 2005. THE ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE ON OUR WEBSITE AT WWW.SMITH.COM USING THE INVESTOR RELATIONS LINK. THE COMPANY WILL ALSO FURNISH COPIES OF ANY EXHIBITS TO THE FORM 10-K AT $0.50 PER PAGE, PAID IN ADVANCE. REQUESTS AND INQUIRIES SHOULD BE ADDRESSED TO:

                  INVESTOR RELATIONS
                  SMITH INTERNATIONAL, INC.
                  P. O. BOX 60068
                  HOUSTON TX 77205-0068

     The Company's 2004 Annual Report to Stockholders should not be regarded as proxy soliciting material or as a communication for which a solicitation of proxies is to be made.

                                            By Order of the Board of Directors

                                            -s- Neal S. Sutton
                                            Neal S. Sutton
                                            Secretary

                                                                      APPENDIX A

                                                 SMITH INTERNATIONAL, INC.
                                                  1989 LONG-TERM INCENTIVE
                                                     COMPENSATION PLAN

                                             (AS AMENDED AND RESTATED EFFECTIVE
                                                      JANUARY 1, 2005)

                                                     TABLE OF CONTENTS

                                                                                      PAGE
                                                                                      ----
      SECTION 1
                 GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE, COVERAGE
                 AND BENEFITS.......................................................
                                                                                       A-1
            (i)
                 1.1    Background and Purpose......................................   A-1
           (ii)
                 1.2    Definitions.................................................   A-1
                 (a)    Authorized Officer..........................................   A-1
                 (b)    Board.......................................................   A-1
                 (c)    Cause.......................................................   A-1
                 (d)    CEO.........................................................   A-2
                 (e)    Change in Control...........................................   A-2
                 (f)    Code........................................................   A-2
                 (g)    Committee...................................................   A-2
                 (h)    Common Stock................................................   A-2
                 (i)    Company.....................................................   A-2
                 (j)    Covered Employee............................................   A-2
                 (k)    Disability..................................................   A-2
                 (l)    Employee....................................................   A-2
                 (m)    Employment..................................................   A-2
                 (n)    Exchange Act................................................   A-3
                 (o)    Fair Market Value...........................................   A-3
                 (p)    Grantee.....................................................   A-3
                 (q)    Immediate Family............................................   A-3
                 (r)    Incentive Award or Award....................................   A-3
                 (s)    Incentive Agreement.........................................   A-3
                 (t)    Independent SAR or SAR......................................   A-3
                 (u)    Insider.....................................................   A-3
                 (v)    Nonstatutory Stock Option...................................   A-3
                 (w)    Option Price................................................   A-3
                 (x)    Other Stock-Based Award.....................................   A-4
                 (y)    Outside Director............................................   A-4
                 (z)    Parent......................................................   A-4
                 (aa)   Performance-Based Exception.................................   A-4
                 (bb)   Performance-Based Restricted Stock..........................   A-4
                 (cc)   Performance Criteria........................................   A-4
                 (dd)   Performance Period..........................................   A-4
                 (ee)   Plan........................................................   A-4
                 (ff)   Publicly Held Corporation...................................   A-4
                 (gg)   Restricted Stock............................................   A-4
                 (hh)   Restricted Stock Award......................................   A-4
                 (ii)   Restriction Period..........................................   A-4
                 (jj)   Retirement..................................................   A-4
                 (kk)   Share.......................................................   A-4
                 (ll)   Share Pool..................................................   A-4

                                                                                      PAGE
                                                                                      ----
                 (mm)   Spread......................................................   A-4
                 (nn)   Stock Appreciation Right or SAR.............................   A-4
                 (oo)   Stock Option or Option......................................   A-5
                 (pp)   Subsidiary..................................................   A-5
                 (qq)   Supplemental Payment........................................   A-5
          (iii)
                 1.3    Plan Administration.........................................   A-5
                 (a)    Authority of the Committee..................................   A-5
                 (b)    Meetings....................................................   A-5
                 (c)    Decisions Binding...........................................   A-5
                 (d)    Modification of Outstanding Incentive Awards................   A-5
                 (e)    Delegation of Authority.....................................   A-5
                 (f)    Expenses of Committee.......................................   A-6
                 (g)    Surrender of Previous Incentive Awards......................   A-6
                 (h)    Indemnification.............................................   A-6
           (iv)
                 1.4    Shares of Common Stock Available for Incentive Awards.......   A-6
            (v)
                 1.5    Share Pool Adjustments for Awards and Payouts...............   A-7
           (vi)
                 1.6    Common Stock Available......................................   A-7
          (vii)
                 1.7    Eligibility.................................................   A-7
         (viii)
                 1.8    Types of Incentive Awards...................................   A-8
      SECTION 2
                 STOCK OPTIONS AND STOCK APPRECIATION RIGHTS........................   A-8
           (ix)
                 2.1    Grant of Stock Options......................................   A-8
            (x)
                 2.2    Stock Option Terms..........................................   A-8
                 (a)    Written Agreement...........................................   A-8
                 (b)    Number of Shares............................................   A-8
                 (c)    Exercise Price..............................................   A-8
                 (d)    Term........................................................   A-8
                 (e)    Exercise....................................................   A-8
           (xi)
                 2.3    Stock Option Exercises......................................   A-9
                 (a)    Method of Exercise and Payment..............................   A-9
                 (b)    Restrictions on Share Transferability.......................   A-9
                 (c)    Proceeds of Option Exercise.................................  A-10
          (xii)
                 2.4    Stock Appreciation Rights...................................  A-10
                 (a)    Grant.......................................................  A-10
                 (b)    General Provisions..........................................  A-10
                 (c)    Exercise....................................................  A-10
                 (d)    Settlement..................................................  A-10
         (xiii)
                 2.5    Supplemental Payment on Exercise of Nonstatutory Stock
                        Options or Stock Appreciation Rights........................  A-10
      SECTION 3
                 RESTRICTED STOCK...................................................  A-10
          (xiv)
                 3.1    Award of Restricted Stock...................................  A-10
                 (a)    Grant.......................................................  A-10
                 (b)    Immediate Transfer Without Immediate Delivery of Restricted
                        Stock.......................................................  A-11
           (xv)
                 3.2    Restrictions................................................  A-11
                 (a)    Forfeiture of Restricted Stock..............................  A-11

                                                                                      PAGE
                                                                                      ----
                 (b)    Issuance of Certificates....................................  A-11
                 (c)    Removal of Restrictions.....................................  A-12
          (xvi)
                 3.3    Delivery of Shares of Common Stock..........................  A-12
         (xvii)
                 3.4    Supplemental Payment on Vesting of Restricted Stock.........  A-12
      SECTION 4
                 OTHER STOCK-BASED AWARDS...........................................  A-12
        (xviii)
                 4.1    Grant of Other Stock-Based Awards...........................  A-12
          (xix)
                 4.2    Other Stock-Based Award Terms...............................  A-12
                 (a)    Written Agreement...........................................  A-12
                 (b)    Purchase Price..............................................  A-12
                 (c)    Performance Criteria and Other Terms........................  A-13
                 (d)    Payment.....................................................  A-13
      SECTION 5
                 PERFORMANCE CRITERIA...............................................  A-13
      SECTION 6
                 PROVISIONS RELATING TO PLAN PARTICIPATION..........................  A-14
           (xx)
                 6.1    Incentive Agreement.........................................  A-14
          (xxi)
                 6.2    No Right to Employment......................................  A-14
         (xxii)
                 6.3    Securities Requirements.....................................  A-14
        (xxiii)
                 6.4    Transferability.............................................  A-15
         (xxiv)
                 6.5    Rights as a Stockholder.....................................  A-16
                 (a)    No Stockholder Rights.......................................  A-16
                 (b)    Representation of Ownership.................................  A-16
          (xxv)
                 6.6    Change in Stock and Adjustments.............................  A-16
                 (a)    Changes in Law or Circumstances.............................  A-16
                 (b)    Exercise of Corporate Powers................................  A-16
                 (c)    Recapitalization of the Company.............................  A-16
                 (d)    Issue of Common Stock by the Company........................  A-17
                 (e)    Assumption under the Plan of Outstanding Stock Options......  A-17
                 (f)    Assumption of Incentive Awards by a Successor...............  A-17
         (xxvi)
                 6.7    Termination of Employment, Death, Disability and
                        Retirement..................................................  A-18
                 (a)    Termination of Employment...................................  A-18
                 (b)    Termination of Employment for Cause.........................  A-18
                 (c)    Voluntary Resignation.......................................  A-18
                 (d)    Retirement..................................................  A-19
                 (e)    Disability or Death.........................................  A-19
                 (f)    Continuation................................................  A-19
        (xxvii)
                 6.8    Change in Control...........................................  A-19
       (xxviii)
                 6.9    Exchange of Incentive Awards................................  A-21
         (xxix)
                 6.10   Financing...................................................  A-21
      SECTION 7
                 GENERAL............................................................  A-21
          (xxx)
                 7.1    Effective Date and Grant Period.............................  A-21
         (xxxi)
                 7.2    Funding and Liability of Company............................  A-21
        (xxxii)
                 7.3    Withholding Taxes...........................................  A-22
                 (a)    Tax Withholding.............................................  A-22
                 (b)    Share Withholding...........................................  A-22
                 (c)    Loans.......................................................  A-22

                                                                                      PAGE
                                                                                      ----
       (xxxiii)
                 7.4    No Guarantee of Tax Consequences............................  A-22
        (xxxiv)
                 7.5    Designation of Beneficiary by Participant...................  A-22
         (xxxv)
                 7.6    Deferrals...................................................  A-22
        (xxxvi)
                 7.7    Amendment and Termination...................................  A-23
       (xxxvii)
                 7.8    Requirements of Law.........................................  A-23
                 (a)    Governmental Entities and Securities Exchanges..............  A-23
                 (b)    Securities Act Rule 701.....................................  A-23
      (xxxviii)
                 7.9    Rule 16b-3 Securities Law Compliance for Insiders...........  A-24
        (xxxix)
                 7.10   Compliance with Code Section 162(m) for Publicly Held
                        Corporation.................................................  A-24
           (xl)
                 7.11   Notices.....................................................  A-24
          (xli)
                 7.12   Pre-Clearance Agreement with Brokers........................  A-24
         (xlii)
                 7.13   Successors to Company.......................................  A-24
        (xliii)
                 7.14   Miscellaneous Provisions....................................  A-25
         (xliv)
                 7.15   Severability................................................  A-25
          (xlv)
                 7.16   Gender, Tense and Headings..................................  A-25
         (xlvi)
                 7.17   Governing Law...............................................  A-25

                           SMITH INTERNATIONAL, INC.
                   1989 LONG-TERM INCENTIVE COMPENSATION PLAN

                                   SECTION 1

                         GENERAL PROVISIONS RELATING TO
                     PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1  BACKGROUND AND PURPOSE

     Smith International, Inc., (the "COMPANY"), previously established and adopted the Smith International, Inc. 1989 Long-Term Incentive Compensation Plan (the "PLAN"). The Plan has been amended from time to time but not previously amended and restated.

     The Company hereby amends and restates the Plan under the form of this plan document, effective as of January 1, 2005 (the "EFFECTIVE DATE"), to incorporate various amendments for the benefit of the Company and the participants in the Plan.

     Effective as of the Effective Date, outstanding stock options and any other Incentive Awards granted under the Plan, prior to this amendment and restatement, are assumed and continued hereunder. All outstanding Incentive Awards that are assumed and continued under the Plan, as amended and restated, shall remain subject to their individual Incentive Agreements for each such outstanding Incentive Award.

     The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, (b) motivating superior performance of key Employees by means of long-term performance related incentives, (c) encouraging and providing key Employees with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining key Employees by providing competitive compensation opportunities, and (e) enabling key Employees to share in the long-term growth and success of the Company.

     The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

     The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions.

1.2  DEFINITIONS

     The following terms shall have the meanings set forth below:

          (a) AUTHORIZED OFFICER. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

          (b) BOARD.  The Board of Directors of the Company.

          (c) CAUSE. When used in connection with the termination of a Grantee's Employment, shall mean the termination of the Grantee's Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful and continued failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company's or Subsidiary's conflict of interest policy, if any, then in effect; or (vi) the knowing engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

          (d) CEO.  The Chief Executive Officer of the Company.

          (e) CHANGE IN CONTROL.  Any of the events described in and subject to
     Section 6.8.

          (f) CODE. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

          (g) COMMITTEE. A committee appointed by the Board to administer the Plan. While the Company is a Publicly Held Corporation, the Plan shall be administered by a Committee appointed by the Board consisting of not less than two directors who fulfill the "nonemployee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Code Section 162(m). In either case, the Committee may be the Compensation and Benefits Committee of the Board, or any subcommittee of the Compensation and Benefits Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.

          The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

          (h) COMMON STOCK. The common stock of the Company, $1.00 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

          (i) COMPANY. Smith International, Inc. and any successor in interest thereto.

          (j) COVERED EMPLOYEE. A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation sec. 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.

          (k) DISABILITY. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required by such physician upon request.

          (l) EMPLOYEE. Any full-time, salaried employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

          (m) EMPLOYMENT. Employment means that the individual is employed as an Employee, or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement. All determinations regarding Employment, and the termination of Employment hereunder, shall be made by the Committee.

          (n) EXCHANGE ACT.  The Securities Exchange Act of 1934, as amended.

          (o) FAIR MARKET VALUE. While the Company is a Publicly Held Corporation, the Fair Market Value of one Share of Common Stock on the date in question is deemed to be (i) the average of the high and low prices of a Share on the date as of which Fair Market Value is to be determined, or if no such sales were made on such date, the closing sales price on the immediately preceding business day of a Share as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) the closing sales price for a Share on the date of grant as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

          If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its sole and absolute discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances.

          (p) GRANTEE. Any Employee who is granted an Incentive Award under the Plan.

          (q) IMMEDIATE FAMILY. With respect to a Grantee, the Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

          (r) INCENTIVE AWARD OR AWARD. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Stock Appreciation Right
     (SAR), Restricted Stock Award, Performance-Based Restricted Stock Award, or Other Stock-Based Award, as well as any Supplemental Payment with respect thereto.

          (s) INCENTIVE AGREEMENT. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1(a).

          (t) INDEPENDENT SAR OR SAR.  A Stock Appreciation Right described in
     Section 2.4.

          (u) INSIDER. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

          (v) NONSTATUTORY STOCK OPTION. A Stock Option granted by the Committee to a Grantee under Section 2.

          (w) OPTION PRICE. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

          (x) OTHER STOCK-BASED AWARD. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

          (y) OUTSIDE DIRECTOR. A member of the Board who is not at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

          (z) PARENT. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in Code Section 424(e).

          (aa) PERFORMANCE-BASED EXCEPTION. The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m)(4)(C) and Treasury Regulation sec.1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

          (bb) PERFORMANCE-BASED RESTRICTED STOCK. Shares of Restricted Stock awarded to a Grantee pursuant to Section 3, that are subject to a risk of forfeiture if the specified Performance Criteria are not met within the Performance Period.

          (cc) PERFORMANCE CRITERIA. The business criteria that are specified by the Committee pursuant to Section 5 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant or vesting of the particular Incentive Award to occur, as specified in the Incentive Agreement.

          (dd) PERFORMANCE PERIOD. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee's right to and the payment value of any Performance-Based Restricted Stock Award or Other Stock-Based Award that is intended to qualify for the Performance-Based Exception.

          (ee) PLAN. Smith International, Inc. 1989 Long-Term Incentive Compensation Plan, as set forth herein and as it may be amended from time to time.

          (ff) PUBLICLY HELD CORPORATION. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.

          (gg) RESTRICTED STOCK. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

          (hh) RESTRICTED STOCK AWARD. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.

          (ii) RESTRICTION PERIOD. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

          (jj) RETIREMENT. The voluntary termination of Employment from the Company and any Parent or Subsidiary constituting retirement for age (i) on any date after the Employee attains the normal retirement age of 65 years,
     (ii) an earlier retirement date for age as expressly agreed to by the Committee prior to termination of Employment, or (iii) or such other age as may be designated by the Committee in the Employee's individual Incentive Agreement.

          (kk) SHARE.  A share of the Common Stock of the Company.

          (ll) SHARE POOL.  The number of shares authorized for issuance under
     Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 6.6.

          (mm) SPREAD. The difference between the exercise price per Share specified in any SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

          (nn) STOCK APPRECIATION RIGHT OR SAR. A Stock Appreciation Right as described in Section 2.4.

          (oo) STOCK OPTION OR OPTION. Pursuant to Section 2, a Nonstatutory Stock Option granted to an Employee which provides the optionee with the right to purchase Shares of Common Stock upon specified terms. The Plan does not provide for grants of "incentive stock options" as described in Code Section 422.

          (pp) SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Code Section 424(f) of the Code.

          (qq) SUPPLEMENTAL PAYMENT.  Any amount, as described in Sections 2.5,
     3.4 and/or 4.2(c), that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.

1.3  PLAN ADMINISTRATION

          (a) AUTHORITY OF THE COMMITTEE. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to
     (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and
     (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

          (b) MEETINGS. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

          (c) DECISIONS BINDING. All determinations and decisions of the Committee shall be made in its discretion pursuant to the terms and provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

          (d) MODIFICATION OF OUTSTANDING INCENTIVE AWARDS. Subject to the stockholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award (except for an Incentive Award in the form of a SAR which is subject to Code Section 409A), eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant.

          (e) DELEGATION OF AUTHORITY. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, the Committee may not delegate to any person the authority (i) to grant Incentive Awards or (ii) if the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.

          (f) EXPENSES OF COMMITTEE. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

          (g) SURRENDER OF PREVIOUS INCENTIVE AWARDS. The Committee may, in its absolute discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled.

          (h) INDEMNIFICATION. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles or Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

1.4  SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

     Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) Fourteen Million Four Hundred Thousand (14,400,000) Shares of Common Stock. The number of Shares of Common Stock that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.

     During any period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

          (a) Subject to adjustment as provided in Section 6.6, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance-Based Restricted Stock, and Other Stock-Based Awards that are paid out in Shares) that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Performance-Based Restricted Stock or other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be One Million (1,000,000) Shares.

          (b) The maximum aggregate cash payout (including SARs or Other Stock-Based Awards that are paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be Ten Million dollars ($10,000,000).

          (c) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).

          (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5  SHARE POOL ADJUSTMENTS FOR AWARDS AND PAYOUTS.

     The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share
Pool:

          (a) Stock Option;

          (b) SAR;

          (c) Restricted Stock;

          (d) Performance-Based Restricted Stock; and

          (e) A payout of an Other Stock-Based Award in Shares.

     The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

          (a) A Payout of a SAR, Restricted Stock Award, Performance-Based Restricted Stock Award, or Other Stock-Based Award in the form of cash (but not the "cashless" exercise of a Stock Option as provided in Section 2.3(a));

          (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

          (c) Payment of an Option Price with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares surrendered or withheld in payment of the Option Price).

1.6  COMMON STOCK AVAILABLE.

     The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7  ELIGIBILITY.

     Full-time salaried Employees who have been determined by the Committee to be key Employees shall be eligible to receive Incentive Awards under the Plan. The Committee shall from time to time designate those Employees to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

     No Insider shall be eligible to be granted an Incentive Award that is subject to Rule 16a-3 under the Exchange Act unless and until such Insider has granted a limited power of attorney to those officers of the Company who have been designated by the Committee for purposes of future required filings under the Exchange Act.

1.8  TYPES OF INCENTIVE AWARDS

     The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock, Performance-Based Restricted Stock and Supplemental Payments as described in Section 3, Other Stock-Based Awards and Supplemental Payments as described in Section 4, or any combination of the foregoing.

                                   SECTION 2

                  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1  GRANT OF STOCK OPTIONS

     The Committee is authorized to grant Nonstatutory Stock Options to Employees in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless of whether any Stock Option previously granted to such person remains unexercised.

2.2  STOCK OPTION TERMS

          (a) WRITTEN AGREEMENT. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.

          (b) NUMBER OF SHARES. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

          (c) EXERCISE PRICE. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee, but in no event shall the exercise price be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

          (d) TERM. In the Incentive Agreement, the Committee shall fix the term of each Stock Option, not to exceed ten (10) years from the date of grant. In the event no term is fixed, such term shall be ten (10) years from the date of grant.

          (e) EXERCISE. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

2.3  STOCK OPTION EXERCISES

          (a) METHOD OF EXERCISE AND PAYMENT. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

          The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price); or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or
     (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.

          Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.

          The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a "cashless exercise" with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act if the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a "cashless exercise," if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.

          As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.

          Subject to Section 6.4, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

          (b) RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders' agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

          Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

          (c) PROCEEDS OF OPTION EXERCISE. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4  STOCK APPRECIATION RIGHTS

          (a) GRANT. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options ("SARs").

          (b) GENERAL PROVISIONS. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the SAR. The term of the SAR shall be determined by the Committee.

          (c) EXERCISE. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. Effective January 1, 2005, SARs will be subject to the deferred compensation rules under Code Section 409A. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period.

          (d) SETTLEMENT. Upon exercise or vesting of a SAR, as applicable under Code Section 409A, the Grantee shall receive, for each Share specified in the SAR grant, an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable in cash within 30 calendar days of the recognition event.

2.5 SUPPLEMENTAL PAYMENT ON EXERCISE OF NONSTATUTORY STOCK OPTIONS OR STOCK APPRECIATION RIGHTS

     The Committee, either at the time of grant or as of the time of exercise of any Nonstatutory Stock Option, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. No Supplemental Payments will be made with respect to any SARs.

                                   SECTION 3

                                RESTRICTED STOCK

3.1  AWARD OF RESTRICTED STOCK

          (a) GRANT. In consideration of the performance of Employment by the Grantee, Shares of Restricted Stock, which may be Performance-Based Restricted Stock as designated by the Committee in its discretion, may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a "substantial risk of forfeiture" within the meaning given to such term under Code Section 83. Any Restricted Stock Award may, at the time of grant, be designated by the Committee as Performance-Based Restricted Stock that is intended to qualify for the Performance-Based Exception.

          (b) IMMEDIATE TRANSFER WITHOUT IMMEDIATE DELIVERY OF RESTRICTED STOCK. Unless otherwise specified in the Grantee's Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, entitling such Grantee to all voting and other ownership rights in such Shares.

          As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a "substantial risk of forfeiture" (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Performance-Based Restricted Stock granted to a Covered Employee, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under
     Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

          Shares awarded pursuant to a grant of Restricted Stock or Performance-Based Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee's Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2  RESTRICTIONS

          (a) FORFEITURE OF RESTRICTED STOCK. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a "substantial risk of forfeiture" (as defined in Code Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee's Incentive Agreement.

          (b) ISSUANCE OF CERTIFICATES. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

        The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Smith International, Inc. 1989 Long-Term Incentive Compensation Plan and an Incentive

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

        Agreement entered into between the registered owner of such shares and Smith International, Inc. A copy of the Plan and Incentive Agreement are on file in the main corporate office of Smith International, Inc.

          Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.

          (c) REMOVAL OF RESTRICTIONS. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.

3.3  DELIVERY OF SHARES OF COMMON STOCK

     Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.

3.4  SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

     The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.

                                   SECTION 4

                            OTHER STOCK-BASED AWARDS

4.1  GRANT OF OTHER STOCK-BASED AWARDS

     Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are payable in Shares, as determined by the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards include, without limitation, purchase rights, Shares of Common Stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards are not intended to be deferred compensation that is subject to Code Section 409A unless otherwise determined by the Committee.

4.2  OTHER STOCK-BASED AWARD TERMS

          (a) WRITTEN AGREEMENT. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

          (b) PURCHASE PRICE. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) as otherwise specified in the Incentive Agreement.

          (c) PERFORMANCE CRITERIA AND OTHER TERMS. In its discretion, the Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide for a Supplemental Payment similar to such payment as described in Section 3.4.

          (d) PAYMENT. Other Stock-Based Awards shall be paid in Shares, in a single payment or in installments on such dates as determined by the Committee; all as specified in the Incentive Agreement.

                                   SECTION 5

                              PERFORMANCE CRITERIA

     As determined by the Committee at the time of grant, Performance-Based Restricted Stock Awards, Other Stock-Based Awards and other types of Incentive Awards made under the Plan may be granted subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) in order to qualify for the Performance-Based Exception (the "Performance Criteria"):

          (a) profits (including, but not limited to, profit growth, net operating profit or economic profit);

          (b) profit-related return ratios;

          (c) return measures (including, but not limited to, return on assets, capital, equity, investment or sales);

          (d) cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);

          (e) earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);

          (f) net sales growth;

          (g) net earnings or income (before or after taxes, interest, depreciation and/or amortization);

          (h) gross, operating or net profit margins;

          (i) productivity ratios;

          (j) share price (including, but not limited to, growth measures and total shareholder return);

          (k) turnover of assets, capital, or inventory;

          (l) expense targets;

          (m) margins;

          (n) measures of health, safety or environment;

          (o) operating efficiency;

          (p) customer service or satisfaction;

          (q) market share;

          (r) credit quality; and

          (s) working capital targets.

          Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period.

          The Committee shall establish one or more Performance Criteria for each Incentive Award that is intended to qualify for the Performance-Based Exception on the date of its grant. In establishing the Performance Criteria for each applicable Incentive Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of business or related to a change in accounting principle, all as determined in accordance with standards by Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or other authoritative financial accounting standards). The terms of the stated Performance Criteria for each applicable Incentive Award must preclude the Committee's discretion to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Criteria. The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee's function or business unit. The Committee may establish the Performance Criteria of the Company or any entity which is affiliated by common ownership with the Company as determined and designated by the Committee, in its discretion, in the Incentive Agreement.

                                   SECTION 6

                   PROVISIONS RELATING TO PLAN PARTICIPATION

6.1  INCENTIVE AGREEMENT.

     Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders' agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

6.2  NO RIGHT TO EMPLOYMENT.

     Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

6.3  SECURITIES REQUIREMENTS.

     The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

     The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

     If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

6.4  TRANSFERABILITY

     Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or
(b) pursuant to a qualified domestic relations order (as defined under Code
Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer,
(B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.4, (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Grantee" shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

     Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee's termination of employment.

     The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.4 shall be void and ineffective. All determinations under this
Section 6.4 shall be made by the Committee in its discretion.

6.5  RIGHTS AS A STOCKHOLDER

          (a) NO STOCKHOLDER RIGHTS. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.

          (b) REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.

6.6  CHANGE IN STOCK AND ADJUSTMENTS

          (a) CHANGES IN LAW OR CIRCUMSTANCES. Subject to Section 6.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

          (b) EXERCISE OF CORPORATE POWERS. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

          (c) RECAPITALIZATION OF THE COMPANY. Subject to Section 6.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 6.6(c).

          (d) ISSUE OF COMMON STOCK BY THE COMPANY. Except as hereinabove expressly provided in this Section 6.6 and subject to Section 6.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

          (e) ASSUMPTION UNDER THE PLAN OF OUTSTANDING STOCK
     OPTIONS. Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to
     Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

          (f) ASSUMPTION OF INCENTIVE AWARDS BY A SUCCESSOR. Subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A "Corporate Event" means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

          Notwithstanding the previous paragraph of this Section 6.6(f), but subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:

             (i) cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

             (ii) provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

             (iii) provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

          The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 6.6(f).

6.7  TERMINATION OF EMPLOYMENT, DEATH, DISABILITY AND RETIREMENT

          (a) TERMINATION OF EMPLOYMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, if the Grantee's Employment is terminated (i) involuntarily by the Company without Cause or (ii) for any other reason except due to his death, Disability, Retirement, for Cause, or his voluntary resignation, as subject to the following provisions of this
     Section 6.7, then any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date unless the Committee, in its discretion, provides for an extension of exercisability or other modification pursuant to Section 1.3(d) or Section 6.7(f). In such event, except as otherwise expressly provided in his Incentive Agreement or as determined by the Committee in its discretion, the Grantee shall be entitled to exercise his rights only with respect to the vested portion of the Incentive Award for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) one (1) year after the date of his termination of Employment.

          (b) TERMINATION OF EMPLOYMENT FOR CAUSE. Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of termination of the Grantee's Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

          (c) VOLUNTARY RESIGNATION. Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of termination of the Grantee's Employment due to his voluntary resignation except resulting from his Disability or Retirement:

             (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

             (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award, or (B) the expiration of ninety (90) days after the date of his termination of Employment.

          (d) RETIREMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon the termination of Employment due to Retirement:

             (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

             (ii) any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award, or (B) the expiration of three (3) years after the date of his termination of Employment.

          (e) DISABILITY OR DEATH. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon termination of Employment as a result of the Grantee's Disability or death:

             (i) any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

             (ii) any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or
        (B) the three-year anniversary date of the Grantee's termination of Employment date.

          In the event that the Grantee dies or becomes permanently and totally disabled as determined by the Committee within the one-year period specified in Section 6.7(a) (above), then notwithstanding Section 6.7(a), the Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award or (B) the expiration of one (1) year after the date of his death or the date he is determined to be permanently and totally disabled as such date is determined by the Committee.

          In the event that the Grantee dies or becomes permanently and totally disabled as determined by the Committee within the three-year period specified in Section 6.7(d) (above), then notwithstanding Section 6.7(d), the Incentive Award shall expire on the earlier of: (A) the expiration date set forth in the Incentive Agreement for such Incentive Award or (B) the later of either (i) the expiration of three (3) years after the date of his Retirement or (ii) one (1) year from the date of his death or the date he is determined to be permanently and totally disabled as such date is determined by the Committee.

          (f) CONTINUATION. Subject to the conditions and limitations of the Plan and applicable law and regulation, in the event that a Grantee ceases to be an Employee, the Committee and Grantee, in their discretion, may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee's Incentive Agreement shall be required.

6.8  CHANGE IN CONTROL

     Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee's Incentive Agreement:

          (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

          (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

          (c) all of the Performance-Based Restricted Stock and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected

     Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

     For all purposes of this Plan, a "Change in Control" of the Company means the occurrence of any one or more of the following events:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control:
     (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a "Merger"), if, following such Merger, the conditions described in Section 6.8(c) (below) are satisfied;

          (b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (c) Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination;

          (d) The adoption of any plan or proposal for the liquidation or dissolution of the Company; or

          (e) Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.

     Notwithstanding the occurrence of any of the foregoing events set out in this Section 6.8 which would otherwise result in a Change in Control, the Board may determine in its discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting or reasonably leading to a Change in Control shall not be deemed a Change in Control hereunder. Such determination shall be effective only if it is made by the Board
(i) prior to the occurrence of an event that otherwise would be, or reasonably lead to, a Change in Control, or (ii) after such event only if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be, or reasonably lead to, a Change in Control.

     Notwithstanding the foregoing provisions of this Section 6.8, to the extent that any payment or acceleration hereunder is subject to Code Section 409A for deferred compensation, Change in Control shall have the meaning set forth in Code Section 409A(2)(A)(v) and any regulations issued thereunder, which are incorporated herein by reference, but only to the extent inconsistent with the foregoing provisions as determined in the discretion of the Committee.

6.9  EXCHANGE OF INCENTIVE AWARDS

     The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards.

6.10  FINANCING

     Subject to the requirements of the Sarbanes-Oxley Act of 2002, the Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

                                   SECTION 7

                                    GENERAL

7.1  EFFECTIVE DATE AND GRANT PERIOD

     This Plan is adopted by the Board effective as of the Effective Date, subject to the approval of the stockholders of the Company within one year from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, Shareholders of the Company in accordance with the requirements of the Performance-Based Exception.

7.2  FUNDING AND LIABILITY OF COMPANY

     No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

7.3  WITHHOLDING TAXES

          (a) TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.

          (b) SHARE WITHHOLDING. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.

          (c) LOANS. To the extent permitted by the Sarbanes-Oxley Act of 2002 or other applicable law, the Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

7.4  NO GUARANTEE OF TAX CONSEQUENCES

     Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5  DESIGNATION OF BENEFICIARY BY PARTICIPANT

     Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

7.6  DEFERRALS

     The Committee may, in its discretion, permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance-Based Restricted Stock or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall establish rules and procedures for such payment deferrals to the extent required for compensation under the Code including, without limitation, Code Section 409A.

7.7  AMENDMENT AND TERMINATION

     The Board shall have the power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law:

          (a) except as provided in Section 6.6, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4;

          (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;

          (c) extend the term of the Plan; or,

          (d) if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

     No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

     In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

7.8  REQUIREMENTS OF LAW

          (a) GOVERNMENTAL ENTITIES AND SECURITIES EXCHANGES. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

          (b) SECURITIES ACT RULE 701. If no class of the Company's securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to "Rule 701 Grantees" (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 ("Rule 701 "'), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701 (e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 7.8(b), as determined in accordance with Rule 701, "Rule 701 Grantees" shall mean any Grantee other than a director of the Company, the Company's chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.

7.9  RULE 16b-3 SECURITIES LAW COMPLIANCE FOR INSIDERS

     If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10  COMPLIANCE WITH CODE SECTION 162(M) FOR PUBLICLY HELD CORPORATION

     If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Nonstatutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

7.11  NOTICES

          (a) NOTICE FROM INSIDERS TO SECRETARY OF CHANGE IN BENEFICIAL OWNERSHIP. Within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.

          (b) NOTICE TO INSIDERS AND SECURITIES AND EXCHANGE COMMISSION. The Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any "blackout period," as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such "blackout period."

7.12  PRE-CLEARANCE AGREEMENT WITH BROKERS

     Notwithstanding anything in the Plan to the contrary, no shares of Common Stock issued pursuant to this Plan will be delivered to a broker or dealer that receives such shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such shares.

7.13  SUCCESSORS TO COMPANY

     All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.14  MISCELLANEOUS PROVISIONS

          (a) No Employee, Consultant, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee or Consultant any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

          (b) The expenses of the Plan shall be borne by the Company.

          (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

7.15  SEVERABILITY

     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

7.16  GENDER, TENSE AND HEADINGS

     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.17  GOVERNING LAW

     The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

                           [Signature page follows.]

     IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, effective as of January 1, 2005.

                                          SMITH INTERNATIONAL, INC.

                                          By:      /s/ Neal S. Sutton
                                            ------------------------------------
                                              Name: Neal S. Sutton
                                            Title:   Senior Vice
                                                    President -- Administration,
                                                General Counsel and Secretary

(SMITH INTERNATIONAL, INC. LOGO)


SMITH INTERNATIONAL,INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


     YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY. THANK YOU FOR VOTING.



          VOTE-BY-INTERNET                                     VOTE-BY-TELEPHONE
                                    (COMPUTER                                                      (TELEPHONE
LOG ON TO THE INTERNET AND GO TO    LOGO)             OR       CALL TOLL-FREE                      LOGO)
HTTP://WWW.EPROXYVOTE.COM/SII.                                 1-877-PRX-VOTE (1-877-779-8683)

                 IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NO MAIL YOUR CARD.


                                  DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL                                   XXXXX1
-----------------------------------------------------------------------------------------------------------------------------------
     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

-------------------------                                               FOR   AGAINST ABSTAIN                  FOR  AGAINST ABSTAIN
SMITH INTERNATIONAL, INC.                             2. Approval of                          3. Approval of
-------------------------                                Amendment to   [ ]     [ ]     [ ]      Long-Term     [ ]    [ ]     [ ]
1. Election of Directors.                                Restated                                Incentive
   (Please see reverse)                                  Certificate                             Compensation
                        FOR    WITHHELD                  of                                      Plan, as
                 FOR                      WITHHELD       Incorporation.                          amended and
                 ALL     [ ]      [ ]     FROM ALL                                               restated.
               NOMINEES                   NOMINEES
                                                                                              4. Approval of
           [ ]                                                                                   Deloitte &    [ ]    [ ]     [ ]
              ----------------------------------------                                           Touche LLP
              FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE                                           as
                                                                                                 independent
                                                                                                 auditors of
                                                                                                 the Company.

                                                                 Mark box at right if an address change or comment        [ ]
                                                                 has been noted on the reverse side of this card.

                                                                 Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When
                                                                 signing as attorney, administrator, trustee or guardian,
                                                                 please give full title as such.


Signature:                             Date:                        Signature:                             Date:
          ---------------------------       ----------------------            ----------------------------      ------------------

                                  (SMITH LOGO)

                  LOG ONTO OUR WEB SITE AT HTTP://WWW.SMITH.COM
                       FOR MORE COMPREHENSIVE INFORMATION



TO VIEW YOUR STOCKHOLDER ACCOUNT ON THE INTERNET, PLEASE CALL EQUISERVE TRUST COMPANY, N.A. TOLL FREE AT 1-877-THEWEB7 (1-877-843-9327) AND THEY WILL MAIL YOU A PASSWORD THAT PROVIDES YOU SECURE ACCOUNT ACCESS.


IF YOU ARE VOTING BY MAIL, DETACH PROXY CARD HERE, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           SMITH INTERNATIONAL, INC.

The undersigned hereby appoints Doug Rock and Neal S. Sutton, and each of them, as his or her Proxy with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of SMITH INTERNATIONAL, INC. to be held at 700 King Street, Wilmington, Delaware on April 26, 2005 at 9:00 a.m., and at any adjournments thereof, on all matters that may properly come before the meeting.

Election of Directors, Nominees:
(01) G. Clyde Buck
(02) Loren K. Carroll and
(03) Dod A. Fraser

YOUR SHARES WILL BE VOTED AS DIRECTED ON THIS CARD. IF SIGNED AND NO DIRECTION IS GIVEN FOR ANY ITEM, IT WILL BE VOTED IN FAVOR OF ITEMS 1, 2, 3 AND 4.

To vote by telephone or internet, please see the reverse of this card. To vote by mail, please sign and date this card on the reverse, tear off at the perforation, and mail promptly in the enclosed postage-paid envelope.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE COMMENTS?

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

               YOUR VOTE IS VERY IMPORTANT. THANK YOU FOR VOTING.